Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended March 31, 2009

Boston Properties, Inc.

First Quarter 2009

Table of Contents

Page
Company Profile	3
Investor Information	4
Research Coverage	5
Financial Highlights	6
Consolidated Balance Sheets	7
Consolidated Income Statements	8
Funds From Operations	9
Reconciliation to Diluted Funds From Operations	10
Funds Available for Distribution and Interest Coverage Ratios	11
Capital Structure	12
Debt Analysis	13-15
Unconsolidated Joint Ventures	16-17
Value-Added Fund	18
Portfolio Overview-Square Footage	19
In-Service Property Listing	20-22
Top 20 Tenants and Tenant Diversification	23
Office Properties-Lease Expiration Roll Out	24
Office/Technical Properties-Lease Expiration Roll Out	25
Retail Properties - Lease Expiration Roll Out	26
Grand Total - Office, Office/Technical, Industrial and Retail Properties	27
Greater Boston Area Lease Expiration Roll Out	28-29
Washington, D.C. Area Lease Expiration Roll Out	30-31
San Francisco Area Lease Expiration Roll Out	32-33
Midtown Manhattan Area Lease Expiration Roll Out	34-35
Princeton Area Lease Expiration Roll Out	36-37
CBD/Suburban Lease Expiration Roll Out	38-39
Hotel Performance and Occupancy Analysis	40
Same Property Performance	41
Reconciliation to Same Property Performance and Net Income	42-43
Leasing Activity	44
Capital Expenditures, Tenant Improvements and Leasing Commissions	45
Acquisitions/Dispositions	46
Value Creation Pipeline - Construction in Progress	47
Value Creation Pipeline - Land Parcels and Purchase Options	48
Definitions	49-50

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words "assumes," "believes," "estimates," "expects," "guidance," "intends," “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the ability of our joint venture partners to satisfy their obligations, the costs and availability of financing, the effectiveness of our hedging programs, the effects of local economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company's accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

First Quarter 2009

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-three individuals average twenty-five years of real estate experience and sixteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of ten distinguished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: concentrating on a few carefully selected markets - characterized by high barriers to the creation of new supply and strong real estate fundamentals - where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities with partners who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of March 31, 2009)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures)	147
Total Square Feet (includes unconsolidated joint ventures)	49.8 million
Common Shares and Units Outstanding (as converted, but excluding outperformance plan units)	144.1 million
Dividend—Quarter/Annualized	$0.68/$2.72
Dividend Yield	7.76%
Total Combined Market Capitalization	$12.7 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

First Quarter 2009

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman Chairman of the Board	Fredrick J. Iseman Director	Douglas T. Linde President	Mitchell S. Landis Senior Vice President and Regional Manager of Princeton

Edward H. Linde Chief Executive Officer and Director	Alan J. Patricof Director, Chair of Audit Committee	E. Mitchell Norville Executive Vice President, Chief Operating Officer	Robert E. Pester Senior Vice President and Regional Manager of San Francisco

Lawrence S. Bacow Director	Richard E. Salomon Director, Chair of Compensation Committee	Raymond A. Ritchey Executive Vice President, National Director of Acquisitions & Development	Robert E. Selsam Senior Vice President and Regional Manager of New York

Zoë Baird Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Michael E. LaBelle Senior Vice President, Chief Financial Officer	Frank D. Burt Senior Vice President, General Counsel

Carol B. Einiger Director	David A. Twardock Director	Peter D. Johnston Senior Vice President and Regional Manager of Washington, D.C.	Michael Walsh Senior Vice President, Finance

		Bryan J. Koop Senior Vice President and Regional Manager of Boston	Arthur S. Flashman Vice President, Controller

Company Information
Corporate Headquarters 800 Boylston Street Suite 1900 Boston, MA 02199 (t) 617.236.3300 (f) 617.236.3311	Trading Symbol BXP Stock Exchange Listing New York Stock Exchange	Investor Relations Boston Properties, Inc. 800 Boylston Street, Suite 1900 Boston, MA 02199 (t) 617.236.3322 (f) 617.236.3311 www.bostonproperties.com

Inquires

Inquiries should be directed to

Michael Walsh, Senior Vice President, Finance

at 617.236.3410 or mwalsh@bostonproperties.com

Arista Joyner, Investor Relations Manager

at 617.236.3343 or ajoyner@bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q1 2009	Q4 2008	Q3 2008	Q2 2008	Q1 2008
High Closing Price	$55.55	$89.30	$104.35	$105.04	$98.39
Low Closing Price	$31.49	$43.28	$87.00	$90.07	$82.10
Average Closing Price	$41.40	$60.92	$96.41	$97.79	$89.38
Closing Price, at the end of the quarter	$35.03	$55.00	$93.66	$90.22	$92.07
Dividends per share - annualized	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield - annualized	7.76%	4.95%	2.90%	3.01%	2.95%
Closing common shares outstanding, plus common, preferred and LTIP units on an as-converted basis (but excluding outperformance plan units) (thousands) (1)	144,069	143,497	142,455	142,447	142,182
Closing market value of outstanding shares and units (thousands)	$5,046,737	$7,892,335	$13,342,335	$12,851,568	$13,090,697

(1)	For additional detail, see page 12.

Timing

Quarterly results for 2009 will be announced according to the following schedule:

Second Quarter	Late July 2009
Third Quarter	Late October 2009
Fourth Quarter	Late January 2010

Boston Properties, Inc.

First Quarter 2009

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
Bridget Adams Argus Research Company 646.747.5448	Anthony Paolone / Michael Mueller J.P. Morgan Securities 212.622.6682 / 212.622.6689	Thomas Cook Citi Investment Research 212.723.1112	Rating Agencies: Janice Svec
Fitch Ratings
Steve Sakwa / Ian Weissman Bank of America-Merrill Lynch 212.449.0335 / 212.449.6255	Shelia McGrath / Bill Carrier Keefe, Bruyette & Woods 212.887.7793 / 212.887.3810	John Giordano Credit Suisse Securities 212.538.4935	212.908.0304 Karen Nickerson
Moody’s Investors Service
Ross Smotrich / Jeff Langbaum Barclays Capital 212.526.2306 / 212.526.0971	Jordan Sadler / Craig Mailman KeyBanc Capital Markets 917.368.2280 / 917.368.2316	Mark Streeter J.P. Morgan Securities 212.834.5086	212.553.4924 Linda Phelps
Standard & Poor’s
Michael Bilerman / Irwin Guzman Citigroup Global Markets 212.816.1383 / 212.816.1685	Nick Pirsos Macquarie Research Equities 212.231.2457	Thierry Perrein / Jason Jones Wachovia 704.715.8455 / 704.715.7932	212.438.3059

Steve Benyik Credit Suisse 212.538.0239	Mark Biffert / Marisha Clinton Oppenheimer & Company 212.667.7062 / 212.667.7416

John Perry Deutsche Bank Securities 212.250.4912	David Rodgers / Mike Carroll RBC Capital Markets 440.715.2647 / 440.715.2649

Wilkes Graham Friedman, Billings, Ramsey 703.312.9737	Alexander Goldfarb Sandler O’Neil Partners 212.466.7937

Jay Habermann / Sloan Bohlen Goldman Sachs & Company 917.343.4260 / 212.902.2796	John Guinee / Erin Aslakson Stifel, Nicolaus & Company 443.224.1307 / 443.224.1350

Michael Knott / Lukas Hartwich Green Street Advisors 949.640.8780 / 949.640.8780

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

First Quarter 2009

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on pages 49-50.

	Three Months Ended
	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Income Items:
Revenue	$377,544	$390,300	$357,988	$368,680	$371,432
Straight-line rent (SFAS 13) (1) (2)	$16,081	$15,989	$(7,216)	$11,220	$13,073
Fair value lease revenue (SFAS 141) (2) (3)	$24,660	$27,696	$25,730	$7,105	$1,372
Company share of funds from operations from unconsolidated joint ventures	$36,473	$(151,160)	$34,312	$10,827	$4,305
Lease termination fees (included in revenue) (2)	$1,179	$8,149	$1,438	$1,509	$4,005
FSP APB 14-1 interest adjustment (4)	$9,430	$9,280	$7,455	$5,552	$5,466
Capitalized interest (4)	$12,110	$13,076	$12,366	$10,550	$10,294
Capitalized wages	$2,375	$2,988	$3,036	$3,012	$3,211
Operating Margins [(rental revenue - rental expense)/rental revenue] (5)	67.6%	68.3%	64.3%	67.7%	67.8%
Impairment losses on investments in unconsolidated joint ventures (6)	$—	$188,325	$—	$—	$—
Net income (loss) available to common shareholders	$44,598	$(98,063)	$43,079	$75,483	$84,482
Funds from operations (FFO) available to common shareholders	$134,847	$(642)	$132,517	$140,951	$130,745
FFO per share - diluted	$1.11	$(0.01)	$1.09	$1.16	$1.08
Net income (loss) available to common shareholders per share - basic	$0.37	$(0.81)	$0.36	$0.63	$0.71
Net income (loss) available to common shareholders per share - diluted	$0.37	$(0.81)	$0.35	$0.62	$0.70
Dividends per common share	$0.68	$0.68	$0.68	$0.68	$0.68
Funds available for distribution to common shareholders and common unitholders (FAD) (7)	$129,807	$135,993	$132,936	$141,920	$120,640

Ratios:
Interest Coverage Ratio (excluding capitalized interest) - cash basis (8)	3.46	3.53	3.46	3.58	3.37
Interest Coverage Ratio (including capitalized interest) - cash basis (8)	2.93	2.95	2.91	3.06	2.91
FFO Payout Ratio	61.26%	-6800.00%	62.39%	58.62%	62.96%
FAD Payout Ratio	74.76%	71.08%	72.25%	67.53%	79.38%

	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Capitalization:
Common Stock Price @ Quarter End	$35.03	$55.00	$93.66	$90.22	$92.07
Equity Value @ Quarter End	$5,046,737	$7,892,335	$13,342,335	$12,851,568	$13,090,697
Total Consolidated Debt	$6,112,800	$6,092,884	$5,923,151	$5,401,101	$5,419,492
Total Consolidated Market Capitalization	$11,159,537	$13,985,219	$19,265,486	$18,252,669	$18,510,189
Total Consolidated Debt/Total Consolidated Market Capitalization (9)	54.78%	43.57%	30.74%	29.59%	29.28%

BXP’s Share of Joint Venture Debt	$1,554,546	$1,554,508	$1,552,801	$1,200,731	$236,648
Total Combined Debt	$7,667,346	$7,647,392	$7,475,952	$6,601,832	$5,656,140
Total Combined Market Capitalization (10)	$12,714,083	$15,539,727	$20,818,287	$19,453,401	$18,746,837
Combined Debt/Total Combined Market Capitalization (10) (11)	60.31%	49.21%	35.91%	33.94%	30.17%

(1)	During the quarter ended September 30, 2008, the Company established non-cash reserves for the accrued straight-line rent balances associated with the Company’s leases with Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Includes the Company’s share of unconsolidated joint venture amounts. For additional detail, see page 17.
(3)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(4)	The Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(5)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $9,311, $9,854, $10,571, $9,860 and $9,180 for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively. Operating margins for the three months ended September 30, 2008 are impacted by the establishment of reserves associated with the Company’s leases with Lehman Brothers Inc. and Heller Ehrman LLP for $13.2 million and $7.8 million, respectively. During the quarter ended December 31, 2008, the Company entered into an agreement to terminate its lease with Heller Ehrman LLP.
(6)	Represents the non-cash impairment losses on the Company’s investments in the unconsolidated joint ventures that own 540 Madison Avenue, Two Grand Central Tower, 125 West 55th Street, the Company’s Value-Added Fund and its Eighth Avenue and 46th Street project in accordance with APB No. 18, “The Equity Method of Accounting for Investments in Common Stock.”
(7)	For a quantitative reconciliation of the differences between FAD and FFO, see page 11.
(8)	For additional detail, see page 11.
(9)	For disclosures related to our definition of Total Consolidated Debt to Total Consolidated Market Capitalization, see page 50.
(10)	For additional detail, see page 12.
(11)	For disclosures related to our definition of Combined Debt to Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

First Quarter 2009

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
ASSETS
Real estate	$9,577,375	$9,560,924	$9,435,387	$9,277,971	$9,232,176
Development in progress	916,220	835,983	818,085	738,984	622,132
Land held for future development	239,765	228,300	253,891	253,313	266,555
Less accumulated depreciation	(1,835,283)	(1,768,785)	(1,710,875)	(1,647,145)	(1,589,686)

Total real estate	8,898,077	8,856,422	8,796,488	8,623,123	8,531,177
Cash and cash equivalents	143,789	241,510	55,597	112,110	794,643
Cash held in escrows	19,420	21,970	34,311	59,644	57,640
Marketable securities	9,408	11,590	16,160	20,372	23,404
Tenant and other receivables, net	69,116	68,743	57,554	42,116	34,580
Note receivable	270,000 (1)	270,000 (1)	270,000 (1)	270,000 (1)	100,000 (2)
Accrued rental income, net	331,237	316,711	316,411	326,149	313,011
Deferred charges, net	301,889	325,369	313,530	305,287	294,002
Prepaid expenses and other assets	47,664	22,401	44,039	26,511	51,357
Investments in unconsolidated joint ventures	781,336	782,760 (3)	973,396	606,696	152,942

Total assets	$10,871,936	$10,917,476	$10,877,486	$10,392,008	$10,352,756

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable (4)	$2,669,705	$2,660,642	$2,282,699	$2,535,496	$2,760,620
Unsecured senior notes, net of discount	1,472,495	1,472,375	1,472,258	1,472,141	1,472,027
Unsecured exchangeable senior notes, net of discount	1,870,600	1,859,867	1,849,194	1,193,464	1,186,845
Unsecured line of credit	100,000	100,000	319,000	200,000	—
Accounts payable and accrued expenses	200,269	171,791	164,986	183,192	128,769
Dividends and distributions payable	97,547	97,162	96,491	96,451	105,150
Accrued interest payable	50,329	67,132	48,705	55,979	47,355
Other liabilities	133,662	173,750	167,646	187,104	221,432

Total liabilities	6,594,607	6,602,719	6,400,979	5,923,827	5,922,198

Commitments and contingencies	—	—	—	—	—

Noncontrolling interest (5):
Redeemable preferred units of the Operating Partnership	55,652	55,652	55,652	55,652	55,652

Equity:
Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 121,278,522, 121,180,655, 119,851,868, 119,756,240 and 119,669,070 outstanding, respectively	1,213	1,212	1,199	1,198	1,197
Additional paid-in capital	3,782,588	3,527,576	3,480,952	3,432,663	3,412,555
Earnings in excess of dividends	110,568	192,843	366,482	399,502	401,410
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(29,202)	(29,916)	(37,445)	(41,868)	(53,091)

Total stockholders’ equity	3,862,445	3,688,993	3,808,466	3,788,773	3,759,349

Noncontrolling interests (5):
Common units of the Operating Partnership	353,572	563,212	599,096	599,108	589,585
Property partnerships	5,660	6,900	13,293	24,648	25,972

Total equity	4,221,677	4,259,105	4,420,855	4,412,529	4,374,906

Total liabilities and equity	$10,871,936	$10,917,476	$10,877,486	$10,392,008	$10,352,756

(1)	The note receivable represents a partner loan from the Company to the joint venture that owns the General Motors Building, see page 16.
(2)	Represents the balance of the promissory note due from the Value-Added Fund and payable to the Company, which related to the transfer by the Company of the Mountain View properties to the Value-Added Fund in January 2008. The promissory note bore interest at a rate of 7% per annum and was scheduled to mature in October 2008, subject to extension at the option of the Value-Added Fund until April 2009. The Value-Added Fund obtained third-party financing secured by the Mountain View Research Park properties on May 30, 2008 and repaid the remaining outstanding balance on the note to the Company.
(3)	Reflects a reduction in the carrying values of certain of the investments as a result of non-cash impairment losses aggregating approximately $188.3 million in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.”
(4)	During the first quarter of 2009, the Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(5)	Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”) and EITF Topic No. D-98 “Classification and Measurement of Redeemable Securities” (Amended), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under SFAS No. 160, net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.

Boston Properties, Inc.

First Quarter 2009

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Revenue:
Rental
Base Rent (1)	$293,517	$300,544	$266,205	$281,072	$281,394
Recoveries from tenants	52,408	50,032	55,968	49,848	48,884
Parking and other	16,941	17,663	16,624	17,317	16,501

Total rental revenue	362,866	368,239	338,797	348,237	346,779
Hotel revenue	6,062	12,158	8,482	9,708	6,524
Development and management services	8,296	9,024	9,557	6,460	5,477
Interest and other (2)	320	879	1,152	4,275	12,652

Total revenue	377,544	390,300	357,988	368,680	371,432

Expenses:
Operating	70,082	71,890	77,324	71,227	70,369
Real estate taxes	53,779	51,589	50,391	47,876	47,364
Hotel operating	5,472	8,846	6,318	6,449	5,897
General and administrative (2) (3)	17,420	16,552	18,758	17,467	19,588
Interest (4) (5)	78,930	78,862	74,662	69,302	72,496
Depreciation and amortization	77,370	79,766	75,321	74,389	74,671
Loss from suspension of development	27,766	—	—	—	—
Net derivative losses	—	7,172	6,318	(257)	3,788
Losses from investments in securities (2)	587	2,631	940	160	873

Total expenses	331,406	317,308	310,032	286,613	295,046

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	46,138	72,992	47,956	82,067	76,386
Income (loss) from unconsolidated joint ventures (6)	5,097	(187,559)	2,644	1,855	1,042
Gains on sales of real estate	2,795	1,946	1,753	6,203	23,438

Income (loss) before income (loss) attributable to noncontrolling interests	54,030	(112,621)	52,353	90,125	100,866
Income (loss) attributable to noncontrolling interests (7):
Noncontrolling interests in property partnerships	(510)	(427)	(525)	(420)	(625)
Noncontrolling interest - common units of the Operating Partnership (8)	(7,531)	16,217	(7,562)	(12,373)	(11,441)
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership (8)	(401)	(279)	(256)	(900)	(3,413)
Preferred distributions on noncontrolling interest - redeemable preferred units of the Operating Partnership	(990)	(953)	(931)	(949)	(905)

Net income (loss) available to common shareholders	$44,598	$(98,063)	$43,079	$75,483	$84,482

INCOME (LOSS) PER SHARE OF COMMON STOCK (EPS)
Net income (loss) available to common shareholders per share - basic	$0.37	$(0.81)	$0.36	$0.63	$0.71

Net income (loss) available to common shareholders per share - diluted	$0.37	$(0.81)	$0.35	$0.62	$0.70

(1)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(2)	Losses from investments in securities includes $620, $1,660, $795, $160 and $597, and general and administrative expenses includes $(392), $(1,603), $(770), $(138) and $(657) for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively, related to the Company’s deferred compensation plan. Prior period quarterly amounts have been reclassified from interest and other revenue to losses from investments in securities to conform to the current period presentation.
(3)	General and administrative expenses includes a write-off of approximately $1.4 million of costs related to abandoned development projects for the three months ended March 31, 2008.
(4)	Interest expense is reported net of capitalized interest of $12,110, $13,076, $12,366, $10,550, and $10,294 for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.
(5)	During the first quarter of 2009, the Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer's nonconvertible debt borrowing rate.
(6)	Includes non-cash impairment losses aggregating approximately $188.3 million for the three months ended December 31, 2008 in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.”
(7)	Effective January 1, 2009, the Company adopted Statement of Financial Accounting Standard No. 160, “Noncontrolling Interests in Consolidated Financial Statements - an Amendment of ARB No. 51” (“SFAS No. 160”) and EITF Topic No. D-98 “Classification and Measurement of Redeemable Securities” (Amended), under which noncontrolling interests of the Company (previously known as “minority interests”) are reclassified either as a component of equity or in the mezzanine section of the balance sheet as temporary equity depending on the terms of such noncontrolling interests. Under SFAS No. 160, net income encompasses the total income of all consolidated subsidiaries and there is a separate disclosure of the attribution of that income between controlling and noncontrolling interests. The implementation of this standard had no effect on the Company’s results of operations.
(8)	Equals noncontrolling interest - common units of the Operating Partnership’s share of 14.34%, 14.33%, 14.58%, 14.51% and 14.56% of income before income attributable to noncontrolling interests in Operating Partnership after deduction for preferred distributions for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

First Quarter 2009

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Net income (loss) available to common shareholders	$44,598	$(98,063)	$43,079	$75,483	$84,482
Add:
Noncontrolling interest in gains on sales of real estate - common units of the Operating Partnership	401	279	256	900	3,413
Noncontrolling interest - common units of the Operating Partnership	7,531	(16,217)	7,562	12,373	11,441
Preferred distributions on noncontrolling interest - redeemable preferred units of the Operating Partnership	990	953	931	949	905
Noncontrolling interests in property partnerships	510	427	525	420	625
Less:
Income (loss) from unconsolidated joint ventures	5,097	(187,559)	2,644	1,855	1,042
Gains on sales of real estate	2,795	1,946	1,753	6,203	23,438

Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	46,138	72,992	47,956	82,067	76,386
Add:
Real estate depreciation and amortization (1)	108,231	115,668	106,475	82,838	77,619
Income (loss) from unconsolidated joint ventures (2)	5,097	(187,559)	2,644	1,855	1,042
Less:
Noncontrolling interests in property partnerships’ share of funds from operations	1,060	897	1,013	928	1,111
Preferred distributions on noncontrolling interest - redeemable preferred units of the Operating Partnership	990	953	931	949	905

Funds from operations (FFO)	157,416	(749)	155,131	164,883	153,031
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of funds from operations	22,569	(107)	22,614	23,932	22,286

FFO available to common shareholders (3)	$134,847	$(642)	$132,517	$140,951	$130,745

FFO per share - basic	$1.11	$(0.01)	$1.11	$1.18	$1.09

Weighted average shares outstanding - basic	121,256	120,788	119,832	119,753	119,536

FFO per share - diluted	$1.11	$(0.01)	$1.09	$1.16	$1.08

Weighted average shares outstanding - diluted	122,929	120,788	122,830	122,776	122,483

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $77,370, $79,766, $75,321, $74,389 and $74,671, our share of unconsolidated joint venture real estate depreciation and amortization of $31,376, $36,399, $31,669, $8,972 and $3,263, less corporate related depreciation of $515, $497, $515, $523 and $315, for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.
(2)	Includes non-cash impairment losses aggregating approximately $188.3 million, or $1.33 per share diluted, for the three months ended December 31, 2008 in accordance with APB No. 18 “The Equity Method of Accounting for Investments in Common Stock.”
(3)	Based on weighted average shares for the quarter. Company’s share for the quarter ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008 was 85.66%, 85.67%, 85.42%, 85.49% and 85.44%, respectively.

Boston Properties, Inc.

First Quarter 2009

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	March 31, 2009		December 31, 2008		September 30, 2008		June 30, 2008		March 31, 2008
	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)	Income (Numerator)	Shares/Units (Denominator)
Basic FFO	$157,416	$141,550	$(749)	140,993	$155,131	140,281	$164,883	140,086	$153,031	139,911
Effect of Dilutive Securities
Convertible Preferred Units	990	1,461	—	—	931	1,461	949	1,461	905	1,461
Stock Options and Exchangeable Notes	—	212	—	—	—	1,537	—	1,562	—	1,486

Diluted FFO	$158,406	$143,223	$(749)	140,993	$156,062	143,279	$165,832	143,109	$153,936	142,858

Less:
Noncontrolling interest—common units of the Operating Partnership’s share of diluted funds from operations	22,446	20,294	(107)	20,205	22,274	20,449	23,562	20,333	21,956	20,375

Company’s share of diluted FFO (1)	$135,960	122,929	$(642)	120,788	$133,788	122,830	$142,270	122,776	$131,980	122,483

FFO per share - basic	$1.11		$(0.01)		$1.11		$1.18		$1.09

FFO per share - diluted	$1.11		$(0.01)		$1.09		$1.16		$1.08

(1)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008 was 85.83%, 85.74%, 85.73%, 85.79% and 85.74%, respectively.

Boston Properties, Inc.

First Quarter 2009

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Basic FFO (see page 9)	$157,416	$(749)	$155,131	$164,883	$153,031
2nd generation tenant improvements and leasing commissions	(25,929)	(19,445)	(18,278)	(10,281)	(26,600)
Straight-line rent (1) (2)	(16,081)	(15,989)	7,216	(11,220)	(13,073)
Recurring capital expenditures	(8,814)	(12,158)	(8,252)	(5,075)	(4,296)
Fair value interest adjustment (1)	1,490	1,084	375	(627)	(809)
FSP APB 14-1 interest adjustment (3)	9,430	9,280	7,455	5,552	5,466
Fair value lease revenue (SFAS 141) (1)	(24,660)	(27,696)	(25,730)	(7,105)	(1,372)
Hotel improvements, equipment upgrades and replacements	(662)	(589)	(446)	(289)	(993)
Non real estate depreciation	515	497	515	523	315
Stock-based compensation	7,094	5,572	6,471	5,631	5,183
Net derivative losses	—	7,172	6,318	(257)	3,788
Impairment losses on investments in unconsolidated joint ventures (4)	—	188,325	—	—	—
Loss from suspension of development	27,766	—	—	—	—
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	2,242	689	2,161	185	—

Funds available for distribution to common shareholder and common unitholders (FAD)	$129,807	$135,993	$132,936	$141,920	$120,640

Interest Coverage Ratios (in thousands, except for ratio amounts)

	Three Months Ended
	31-Mar-09	31-Dec-08	30-Sep-08	30-Jun-08	31-Mar-08
Excluding Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	$46,138	$72,992	$47,956	$82,067	$76,386
Interest expense	78,930	78,862	74,662	69,302	72,496
Net derivative losses	—	7,172	6,318	(257)	3,788
Depreciation and amortization expense	77,370	79,766	75,321	74,389	74,671
Depreciation from joint ventures	31,376	36,399	31,669	8,972	3,263
Income (loss) from unconsolidated joint ventures	5,097	(187,559)	2,644	1,855	1,042
Impairment losses on investments in unconsolidated joint ventures (4)	—	188,325	—	—	—
Loss from suspension of development	27,766	—	—	—	—
Stock-based compensation	7,094	5,572	6,471	5,631	5,183
Straight-line rent (1) (2)	(16,081)	(15,989)	7,216	(11,220)	(13,073)
Fair value lease revenue (SFAS 141) (1)	(24,660)	(27,696)	(25,730)	(7,105)	(1,372)

Subtotal	233,030	237,844	226,527	223,634	222,384

Interest expense (5) (6)	67,374	67,439	65,460	62,550	66,024

Interest Coverage Ratio	3.46	3.53	3.46	3.58	3.37

Including Capitalized Interest
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	$46,138	$72,992	$47,956	$82,067	$76,386
Interest expense	78,930	78,862	74,662	69,302	72,496
Net derivative losses	—	7,172	6,318	(257)	3,788
Depreciation and amortization expense	77,370	79,766	75,321	74,389	74,671
Depreciation from joint ventures	31,376	36,399	31,669	8,972	3,263
Income (loss) from unconsolidated joint ventures	5,097	(187,559)	2,644	1,855	1,042
Impairment losses on investments in unconsolidated joint ventures (4)	—	188,325	—	—	—
Loss from suspension of development	27,766	—	—	—	—
Stock-based compensation	7,094	5,572	6,471	5,631	5,183
Straight-line rent (1) (2)	(16,081)	(15,989)	7,216	(11,220)	(13,073)
Fair value lease revenue (SFAS 141) (1)	(24,660)	(27,696)	(25,730)	(7,105)	(1,372)

Subtotal	233,030	237,844	226,527	223,634	222,384

Divided by:
Interest expense (5) (6) (7)	79,484	80,515	77,826	73,100	76,318

Interest Coverage Ratio	2.93	2.95	2.91	3.06	2.91

(1)	Includes the Company’s share of unconsolidated joint venture amounts.
(2)	During the quarter ended September 30, 2008, the Company recognized reserves for Lehman Brothers Inc. and Heller Ehrman LLP totaling approximately $13.2 million and $7.8 million, respectively.
(3)	The Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(4)	Represents non-cash impairment losses on certain of the Company’s investments in unconsolidated joint ventures in accordance with APB No. 18, “The Equity Method of Accounting for Investments in Common Stock.”
(5)	Excludes the impact of the FSP APB 14-1 interest adjustment of $9,430, $9,280, $7,455, $5,552 and $5,466 for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.
(6)	Excludes amortization of financing costs of $2,126, $2,143, $1,747, $1,200 and $1,006 for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.
(7)	Interest expense is reported net of capitalized interest of $12,110, $13,076, $12,366, $10,550, and $10,294 for the three months ended March 31, 2009, December 31, 2008, September 30, 2008, June 30, 2008 and March 31, 2008, respectively.

Boston Properties, Inc.

First Quarter 2009

CAPITAL STRUCTURE

Consolidated Debt

(in thousands)

Aggregate Principal March 31, 2009
Mortgage Notes Payable (net of fair value adjustment)	$2,657,559
Unsecured Line of Credit	100,000
Unsecured Senior Notes, at face value	1,475,000
Unsecured Exchangeable Senior Notes, at face value	2,060,000

Total Debt	6,292,559
Fair Value Adjustment on Mortgage Notes Payable	12,146
Discount on Unsecured Senior Notes	(2,505)
Discount on Unsecured Exchangeable Senior Notes	(19,798)
FSP APB 14-1 Interest Adjustment (1)	(169,602)

Total Consolidated Debt	$6,112,800

Boston Properties Limited Partnership Unsecured Senior Notes

Settlement Date	5/22/2003	3/18/2003	1/17/2003	12/13/2002	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.194%	5.693%	6.291%	6.381%	6.03%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (negative)	Baa2 (negative)	Baa2 (negative)	Baa2 (negative)
S&P	A-(negative)	A- (negative)	A- (negative)	A- (negative)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$987	$178	$204	$1,136	$2,505

Unsecured Senior Notes, net of discount	$249,013	$299,822	$174,796	$748,864	$1,472,495

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes

Settlement Date	8/19/2008	2/6/2007	4/6/2006
Principal Amount	$747,500	$862,500	$450,000		$2,060,000
Yield (on issue date)	4.057%	3.462%	3.787%		3.749%
GAAP Yield	6.744%	5.630%	5.958%		6.097%
Coupon	3.625%	2.875%	3.787%
Exchange Rate	8.5051 (2)	7.0430 (3)	10.0066 (4)
First Optional Redemption Date	1/1/2014	2/20/2012	5/18/2013
Maturity Date	2/15/2014	2/15/2037	5/15/2036
Discount	$6,696	$13,102	$—		$19,798
FSP APB 14-1 Interest Adjustment (1)	$83,994	$49,503	$36,105		$169,602

Unsecured Senior Exchangeable Notes	$656,810	$799,895	$413,895		$1,870,600

Equity

(in thousands)

	Shares/Units Outstanding as of 03/31/09	Common Stock Equivalents		Equivalent (5)
Common Stock	121,279	121,279	(6)	$4,248,403
Common Operating Partnership Units	21,329	21,329	(7)	747,155
Series Two Preferred Operating Partnership Units	1,113	1,461		51,179

Total Equity		144,069		$5,046,737

Total Consolidated Debt				6,112,800

Total Consolidated Market Capitalization				$11,159,537

BXP’s share of Joint Venture Debt				1,554,546	(8)
Total Combined Debt (9)				7,667,346

Total Combined Market Capitalization (10)				$12,714,083

(1)	During the first quarter of 2009, the Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(2)	The initial exchange rate is 8.5051 shares per $1,000 principal amount of the notes (or an initial exchange price of approximately $117.58 per share of Boston Properties, Inc.’s common stock). In addition, the Company entered into capped call transactions with affiliates of certain of the initial purchasers, which are intended to reduce the potential dilution upon future exchange of the notes. The capped call transactions are expected to have the effect of increasing the effective exchange price to the Company of the notes from $117.58 to approximately $137.17 per share, representing an overall effective premium of approximately 40% over the closing price on August 13, 2008 of $97.98 per share of Boston Properties, Inc.’s common stock. The net cost of the capped call transactions was approximately $44.4 million.
(3)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 6.6090 to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(4)	In connection with the special dividend of $5.98 per share of common stock declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.
(5)	Value based on March 31, 2009 closing price of $35.03 per share of common stock.
(6)	Includes 73 shares of restricted stock.
(7)	Includes 1,452 long-term incentive plan units, but excludes 1,081 unvested outperformance plan units.
(8)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture that owns the General Motors Building by its partners.
(9)	For disclosures relating to our definition of Total Combined Debt, see page 49.
(10)	For disclosures relating to our definition of Total Combined Market Capitalization, see page 49.

Boston Properties, Inc.

First Quarter 2009

DEBT ANALYSIS (1)

Debt Maturities and Principal Payments

(in thousands)

	2009	2010	2011	2012	2013	Thereafter	Total
Floating Rate Debt
Mortgage Notes Payable	$185,167	$37,478	$79,271	$—	$—	$—	$301,916
Unsecured Line of Credit	—	100,000	—	—	—	—	100,000

Total Floating Debt	$185,167	$137,478	$79,271	$—	$—	$—	$401,916

Fixed Rate Debt
Mortgage Notes Payable (net of fair value adjustment)	$85,261	$130,815	$549,115	$105,059	$100,436	$1,384,957	$2,355,643
Fair Value Adjustment	3,063	3,988	2,605	1,583	632	275	12,146

Mortgage Notes Payable	88,324	134,803	551,720	106,642	101,068	1,385,232	2,367,789

Unsecured Exchangeable Senior Notes, net of discount (2)	—	—	—	849,398	450,000	740,804	2,040,202
FSP APB 14-1 Interest Adjustment (3)				(49,503)	(36,105)	(83,994)	(169,602)

Unsecured Exchangeable Senior Notes	—	—	—	799,895	413,895	656,810	1,870,600

Unsecured Senior Notes, net of discount	—	—	—	—	923,660	548,835	1,472,495

Total Fixed Debt	$88,324	$134,803	$551,720	$906,537	$1,438,623	$2,590,877	$5,710,884

Total Consolidated Debt	$273,491	$272,281	$630,991	$906,537	$1,438,623	$2,590,877	$6,112,800

GAAP Weighted Average Floating Rate Debt	1.71%	2.49%	1.98%	—	—	—	2.03%
GAAP Weighted Average Fixed Rate Debt	6.35%	7.83%	7.02%	5.64%	6.22%	6.06%	6.17%

Total GAAP Weighted Average Rate	3.21%	5.13%	6.38%	5.64%	6.22%	6.06%	5.90%

Total Stated Weighted Average Rate	3.29%	4.61%	6.53%	3.88%	5.62%	5.28%	5.16%

Unsecured Debt

Unsecured Line of Credit - Matures August 3, 2010 (4)

(in thousands)

	Facility	Outstanding @ 03/31/09	Letters of Credit	Remaining Capacity @ 03/31/09
	$1,000,000	$100,000	$15,765	$884,235

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Unsecured Debt	56.33%	4.55%	5.96%	4.6	years
Secured Debt	43.67%	5.95%	5.82%	5.7	years

Total Consolidated Debt	100.00%	5.16%	5.90%	5.1	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	6.57%	1.50%	2.03%	1.7	years
Fixed Rate Debt	93.43%	5.42%	6.17%	5.3	years

Total Consolidated Debt	100.00%	5.16%	5.90%	5.1	years

(1)	Excludes unconsolidated joint ventures.
(2)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs rather than their stated maturity dates.
(3)	During the first quarter of 2009, the Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(4)	Subject to certain conditions, the Company may extend the maturity date of the Unsecured Line of Credit to August 3, 2011.

Boston Properties, Inc.

First Quarter 2009

DEBT MATURITIES AND PRINCIPAL PAYMENTS (1)

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
Citigroup Center	6,701	9,516	456,633	—	—	—	472,850	(2)
Embarcadero Center Four	—	—	4,520	4,803	5,105	360,572	375,000
South of Market	185,167	—	—	—	—	—	185,167	(3)
505 9th Street	157	1,943	2,057	2,177	2,306	121,360	130,000
Wisconsin Place Office	—	—	79,271	—	—	—	79,271	(4)
One Freedom Square	987	1,407	1,521	65,511	—	—	69,426	(2)
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	753	56,306	—	—	—	—	57,059
New Dominion Technology Park, Building One	811	1,716	1,846	1,987	2,140	43,278	51,778
140 Kendrick Street	692	985	1,061	1,143	47,889	—	51,770	(2)
Reservoir Place	48,120	—	—	—	—	—	48,120	(2)
1330 Connecticut Avenue	962	1,390	44,796	—	—	—	47,148	(2)
Kingstowne Two and Retail	1,038	1,446	1,535	1,630	1,730	33,056	40,435	(2)
Democracy Tower (formerly South of Market—Phase II)	—	37,478	—	—	—	—	37,478	(5)
10 & 20 Burlington Mall Rd & 91 Hartwell	836	1,069	32,524	—	—	—	34,429
10 Cambridge Center	694	29,677	—	—	—	—	30,371
Sumner Square	565	804	865	930	22,896	—	26,060
Montvale Center	—	—	—	25,000	—	—	25,000
Eight Cambridge Center	619	22,911	—	—	—	—	23,530
1301 New York Avenue	21,160	—	—	—	—	—	21,160
Kingstowne One	415	582	618	657	17,062	—	19,334	(2)
University Place	751	1,063	1,139	1,221	1,308	13,691	19,173

	270,428	168,293	628,386	105,059	100,436	1,384,957	2,657,559

Fair Value Adjustment	3,063	3,988	2,605	1,583	632	275	12,146

	273,491	172,281	630,991	106,642	101,068	1,385,232	2,669,705

Unsecured Exchangeable Senior Notes, net of discount				849,398	450,000	740,804	2,040,202	(6)
FSP APB 14-1 Interest Adjustment (7)				(49,503)	(36,105)	(83,994)	(169,602)

				799,895	413,895	656,810	1,870,600

Unsecured Senior Notes, net of discount	—	—	—	—	923,660	548,835	1,472,495
Unsecured Line of Credit	—	100,000	—	—	—	—	100,000	(8)

	$273,491	$272,281	$630,991	$906,537	$1,438,623	$2,590,877	$6,112,800

% of Total Consolidated Debt	4.47%	4.45%	10.32%	14.83%	23.54%	42.39%	100.00%
Balloon Payments	$253,411	$244,817	$607,968	$939,104	$1,459,912	$2,498,601	$6,003,813
Scheduled Amortization	$20,080	$27,464	$23,023	$16,936	$14,816	$176,270	$278,589

(1)	Excludes unconsolidated joint ventures. For information on our unconsolidated joint venture debt, see page 16.
(2)	This property has a fair value adjustment which is aggregated below.
(3)	Loan matures on November 21, 2009 and has two, one-year extension options.
(4)	Loan matures on January 29, 2011 and has two, one-year extension options.
(5)	Loan matures on December 19, 2010 and has two, one-year extension options.
(6)	For our unsecured exchangeable notes, amounts are included in the year in which the first optional redemption date occurs rather than their stated maturity dates.
(7)	During the first quarter of 2009, the Company adopted the provisions of FASB Staff Position (“FSP”) No. APB 14-1 “Accounting for Convertible Debt Instruments That May Be Settled in Cash upon Conversion (Including Partial Cash Settlement)” (“FSP No. APB 14-1”) that requires the liability and equity components of convertible debt instruments that may be settled in cash upon conversion (including partial cash settlement) to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate.
(8)	Unsecured Line of Credit matures on August 3, 2010 and has a one-year extension option.

Boston Properties, Inc.

First Quarter 2009

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002, the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of March 31, 2009 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		March 31, 2009
Total Assets:
Capitalized Property Value (1)		$15,197,784
Cash and Cash Equivalents		143,789
Investments in Marketable Securities		9,408
Undeveloped Land, at Cost		239,765
Development in Process, at Cost (including Joint Venture %)		964,071

Total Assets		$16,554,817

Unencumbered Assets		$9,406,970

Secured Debt (Fixed and Variable) (2)		$2,657,559
Joint Venture Debt		1,554,546
Contingent Liabilities & Letters of Credit		22,010
Unsecured Debt (3)		3,635,000

Total Outstanding Debt		$7,869,115

Consolidated EBITDA:
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests (per Consolidated Income Statement)		$46,138
Add: Interest Expense (per Consolidated Income Statement)		78,930
Add: Depreciation and Amortization (per Consolidated Income Statement)		77,370
Add: Loss from suspension of development		27,766
Add: Loss from investments in securities		587

EBITDA		230,791
Add: Company share of unconsolidated joint venture EBITDA		59,951

Consolidated EBITDA		$290,742

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$78,930
Add: Company share of unconsolidated joint venture interest expense		24,536
Less: Amortization of financing costs		(2,126)
Less: Interest expense funded by construction loan draws		(687)

Adjusted Interest Expense		$100,653

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	47.5%
Secured Debt/Total Assets	Less than 50%	25.4%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	2.89
Unencumbered Assets/ Unsecured Debt	Greater than 150%	258.8%

Unencumbered Consolidated EBITDA		$165,612

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		3.28

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		57.0%

# of unencumbered properties		99

(1)	Capitalized Property Value is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.5% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP.
(2)	Excludes fair value adjustment of $12,146.
(3)	Excludes debt discount of $22,303 and FSP APB 14-1 interest adjustment of $169,602.

Boston Properties, Inc.

First Quarter 2009

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property

(in thousands)

Property	2009	2010	2011	2012	2013	Thereafter	Total
General Motors Building (60%)	$—	$—	$—	$—	$—	$963,600	$963,600	(1) (2)
125 West 55th Street (60%)	—	158,100	—	—	—	—	158,100	(2)
Two Grand Central Tower (60%)	—	114,000	—	—	—	—	114,000	(2)
540 Madison Avenue (60%)	180	240	240	240	70,920	—	71,820	(3)
Metropolitan Square (51%)	873	63,437	—	—	—	—	64,310
Market Square North (50%)	954	41,549	—	—	—	—	42,503
901 New York Avenue (25%)	479	669	705	742	782	38,413	41,790
Eighth Avenue and 46th Street (50%)	11,800	—	—	—	—	—	11,800
Annapolis Junction (50%)	—	20,110	—	—	—	—	20,110	(4)
Wisconsin Place Retail (5%)	—	2,610	—	—	—	—	2,610	(4)

	14,286	400,715	945	982	71,702	1,002,013	1,490,643

Fair Value Adjustment	4,840	7,182	6,620	7,102	7,186	29,403	62,333

	$19,126	$407,897	$7,565	$8,084	$78,888	$1,031,416	$1,552,976

GAAP Weighted Average Rate	3.93%	6.77%	5.56%	5.55%	6.42%	6.59%	6.61%

% of Total Debt	1.23%	26.27%	0.49%	0.52%	5.08%	66.42%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	2.32%	2.03%	2.31%	1.0 years
Fixed Rate Debt	97.68%	6.02%	6.71%	6.3 years

Total Debt	100.00%	5.93%	6.61%	6.2 years

(*)	All amounts represent the Company’s share. Amounts exclude the Value-Added Fund. See page 18 for additional information on debt pertaining to the Value-Added Fund.
(1)	Excludes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by its partners.
(2)	This property has a fair value adjustment which is aggregated below. Although these mortgages require interest only payments with a balloon payment at maturity, the fair value adjustment is amortized over the term of the loan.
(3)	This property has a fair value adjustment which is aggregated below.
(4)	Debt has two, one-year extension options.

Boston Properties, Inc.

First Quarter 2009

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information

(unaudited and in thousands)

as of March 31, 2009

	General Motors Building		125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue	Wisconsin Place (1)(2)	Annapolis Junction	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
Investment (5)	$702,965	(6)	$75,766	$76,294	$68,535	$5,770	$37,548	$(774)	$52,427	$7,541	$(2,159)	$1,023,913	$27,423	$1,051,336
Note Receivable (6)	270,000		—	—	—	—	—	—	—	—	—	270,000	—	270,000

Net Equity	$432,965		$75,766	$76,294	$68,535	$5,770	$37,548	$(774)	$52,427	$7,541	$(2,159)	$753,913	$27,423	$781,336

Mortgage/Construction loans payable (5) (7)	$963,600		$158,100	$114,000	$71,820	$42,503	$64,310	$41,790	$2,610	$20,110	$11,800	$1,490,643	$63,903	$1,554,546

BXP’s nominal ownership percentage	60.00%		60.00%	60.00%	60.00%	50.00%	51.00%	25.00%	23.89%	50.00%	50.00%		36.92%

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2009

	General Motors Building	125 West 55th Street	Two Grand Central Tower	540 Madison Avenue	Market Square North	Metropolitan Square	901 New York Avenue		Wisconsin Place (1)(2)	Annapolis Junction	Eighth Avenue and 46th Street (1)	Subtotal	Value-Added Fund (3)(4)	Total Unconsolidated Joint Ventures
REVENUE
Rental	$47,827	$9,546	$10,176	$6,802	$6,016	$7,862	$8,148		$464	$380	$—	$97,221	$3,960	$101,181
Straight-line rent (SFAS 13)	2,866	1,415	(256)	984	(118)	(303)	81		—	4	—	4,673	656	5,329
Fair value lease revenue (SFAS 141)	35,537	(1,080)	2,061	769	—	—	—		—	—	—	37,287	625	37,912
Termination Income	—	946	—	—	—	—	3		—	—	—	949	9	958

Total revenue	86,230	10,827	11,981	8,555	5,898	7,559	8,232		464	384	—	140,130	5,250	145,380

EXPENSES
Operating	19,431	3,494	3,579	3,016	2,332	3,071	3,168		761	916	28	39,796	1,937	41,733

NET OPERATING INCOME	66,799	7,333	8,402	5,539	3,566	4,488	5,064		(297)	(532)	(28)	100,334	3,313	103,647
Interest	25,547	4,581	2,834	1,861	1,650	2,598	2,198		(1,021)	191	197	40,636	2,688	43,324
Interest other - partner loans	13,020	—	—	—	—	—	—		—	—	—	13,020	—	13,020
Depreciation and amortization	37,846	3,950	5,115	2,519	1,208	1,703	1,165		862	561	—	54,929	2,626	57,555

SUBTOTAL	76,413	8,531	7,949	4,380	2,858	4,301	3,363		(159)	752	197	108,585	5,314	113,899
Gains on sale of real estate	—	—	—	—	—	—	—		—	—	—	—	—	—
Losses from early extinguishment of debt	—	—	—	—	—	—	—		—	—	—	—	—	—

NET INCOME/(LOSS)	$(9,614)	$(1,198)	$453	$1,159	$708	$187	$1,701		$(138)	$(1,284)	$(225)	$(8,251)	$(2,001)	$(10,252)

BXP’s share of net income/(loss)	$(5,768)	$(719)	$272	$695	$354	$95	$1,057	(9)	$87	$(642)	$(113)	$(4,681)	$(1,614)	$(6,295)
Basis diffential (8)	—	644	1,376	410	—	—	—		—	—	—	2,429	1,150	3,579
Elimination of inter-entity interest on partner loan	7,812	—	—	—	—	—	—		—	—	—	7,812	—	7,812

Income/(loss) from unconsolidated joint ventures	$2,044	$(75)	$1,648	$1,105	$354	$95	$1,057		$87	$(642)	$(113)	$5,561	$(464)	$5,097
BXP’s share of depreciation & amortization	22,708	1,836	2,204	1,225	604	868	541		271	280	—	30,537	839	31,376

BXP’s share of Funds from Operations (FFO)	$24,752	$1,761	$3,852	$2,330	$958	$963	$1,598		$358	$(362)	$(113)	$36,098	$375	$36,473

BXP’s share of net operating income/(loss)	$40,079	$4,510	$5,552	$3,446	$1,783	$2,289	$1,266		$(45)	$(266)	$(14)	$58,600	$1,320	$59,920

(1)	Property is currently not in service (i.e., under construction or undeveloped land).
(2)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(3)	For additional information on the Value-Added Fund, see page 18. Information presented includes costs which relate to the organization and operations of the Value-Added Fund.
(4)	Represents the Company’s 25% interest in 300 Billerica Road and Circle Star, as well as a 39.5% interest in Mountain View Research Park and Mountain View Technology Park.
(5)	Represents the Company’s share.
(6)	Includes the Company’s share ($270,000) of the aggregate of $450,000 of loans made to the joint venture by it’s partners.
(7)	Excludes fair value adjustments.
(8)	Represents adjustment related to the impairment of the carrying values of certain of the Company’s investments in unconsolidated joint ventures.
(9)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

First Quarter 2009

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF (1)	Mortgage Notes Payable (2)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	$8.42	$1,875	(3)
Circle Star, San Carlos, CA	2	206,945	45.2%	20.85	10,500	(4)
Mountain View Research Park, Mountain View, CA	16	600,449	63.6%	29.78	42,028	(5)
Mountain View Technology Park, Mountain View, CA	7	135,279	60.0%	20.00	9,500	(6)

Total	26	1,053,555	63.4%	$23.79	$63,903

Results of Operations

(unaudited and in thousands)

for the three months ended March 31, 2009

Value-Added Fund
REVENUE

Rental	$3,969
Straight-line rent (SFAS 13)	656
Fair value lease revenue (SFAS 141)	625

Total revenue	5,250

EXPENSES
Operating	1,937

SUBTOTAL	3,313

Interest	2,688
Depreciation and amortization	2,626

SUBTOTAL	5,314

Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(2,001)

BXP’s share of net income	$(1,614)
Basis differential	1,150

Loss from Value-Added Fund	$(464)
BXP’s share of depreciation & amortization	839

BXP’s share of Funds from Operations (FFO)	$375

The Company’s Equity in the Value-Added Fund	$27,423

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Represents the Company’s share.
(3)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(4)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(5)	The mortgage bears interest at a variable rate of LIBOR plus 1.75% and matures on May 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into three (3) interest rate swap contracts to fix the one-month LIBOR index rate at 3.63% per annum on an aggregate notional amount of $103 million. The swap contracts went into effect on June 2, 2008 and expire on April 1, 2011.
(6)	The mortgage bears interest at a variable rate of LIBOR plus 1.50% and matures on March 31, 2011, with two, one-year extension options. The Value-Added Fund has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.085% per annum on a notional amount of $24 million. The swap contract went into effect on June 12, 2008 and expires on March 31, 2011.

Boston Properties, Inc.

First Quarter 2009

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Portfolio Net Operating Income of In-Service Properties by Location and Type of Property

for the Quarter Ended March 31, 2009 (1) (2) (3)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Square Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	8,204,334		19.1%	834,062	1.7%	9,038,396		26.2%	0.2%	21.0%
Greater Washington	8,461,519	(5)	20.1%	825,232	1.1%	9,286,751	(5)	26.9%	—	21.2%
Greater San Francisco	4,977,462		12.1%	—	—	4,977,462		14.4%	—	12.1%
Midtown Manhattan	8,846,057	(6)	43.1%	—	—	8,846,057	(6)	25.7%	—	43.1%
Princeton/East Brunswick, NJ	2,326,310		2.6%	—	—	2,326,310		6.7%	—	2.6%

	32,815,682		97.0%	1,659,294	2.8%	34,474,976		100.0%	0.2%	100.0%

% of Total	95.2%			4.8%		100.0%

Percentage of Portfolio Net Operating Income of In-Service Properties

by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	14.9%	6.1%	21.0%
Greater Washington	9.3%	11.9%	21.2%
Greater San Francisco	9.8%	2.3%	12.1%
Midtown Manhattan	43.1%	—	43.1%
Princeton/East Brunswick, NJ	—	2.6%	2.6%

Total	77.1%	22.9%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	433	330,400

Total Hotel Properties	433	330,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	35,617	11,219,345

(1)	For disclosures relating to our definition of In-Service Properties, see page 50.
(2)	Portfolio Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of Portfolio NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI see page 50.
(3)	Includes approximately 1,700,000 square feet of retail space.
(4)	The calculation for percentage of Portfolio Net Operating Income excludes termination income.
(5)	Includes 586,887 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties, 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties, 321,926 square feet at 505 9th Street, N.W. which is 50% owned by Boston Properties and 117,599 square feet at Annapolis Junction which is 50% owned by Boston Properties.
(6)	Includes 1,773,952 square feet at the General Motors Building, 564,452 square feet at 125 West 55th Street, 634,235 square feet at Two Grand Central Tower and 286,190 square feet at 540 Madison Avenue each of which is 60% owned by Boston Properties.

Boston Properties, Inc.

First Quarter 2009

In-Service Property Listing

as of March 31, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,191,654	97.7%	$43.65	N	CBD
	111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	859,642	99.6%	62.88	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	41.27	N	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	509,954	98.5%	69.74	N	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	57.01	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	81.7%	40.32	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	58.5%	24.00	N	CBD
	Four Cambridge Center	East Cambridge MA	1	199,472	85.6%	42.46	N	CBD
	Five Cambridge Center	East Cambridge MA	1	240,480	100.0%	45.86	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.11	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.44	Y	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	90.2%	48.72	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	38.31	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	526,386	89.5%	31.74	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	35.34	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	31.59	Y	S
	230 CityPoint	Route 128 Mass Turnpike MA	1	301,815	92.6%	32.74	N	S
(2)	77 CityPoint	Route 128 Mass Turnpike MA	1	209,707	100.0%	42.38	N	S
(3)	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	33.7%	16.87	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	52.35	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,311	100.0%	34.57	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	35.68	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,180	92.4%	25.05	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	100.0%	25.92	N	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	25.29	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	83.8%	27.23	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	34.21	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	100.0%	32.90	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	32.69	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,373	71.1%	28.37	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	30.97	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	36.11	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	32.10	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	121,216	70.5%	20.19	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	24.05	N	S

			42	8,204,334	94.6%	$41.57

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	$82.65	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.67	N	CBD
(3)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	22.07	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,056	62.7%	20.45	N	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.55	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,062	72.3%	$44.62

		Total Greater Boston:	49	9,038,396	92.5%	$41.79

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2009

In-Service Property Listing (continued)

as of March 31, 2009

		Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	619,586	100.0%	$47.55	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	44.63	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,887	99.9%	50.30	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.28	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	57.63	Y	CBD
(2)	505 9th Street, N.W. (50% ownership)	CBD Washington DC	1	321,926	100.0%	59.04	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	59.17	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	50.04	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	55.71	Y	CBD
(2)(3)	635 Massachusetts Avenue	CBD Washington DC	1	211,000	100.0%	28.31	N	CBD
	Sumner Square	CBD Washington DC	1	208,665	100.0%	45.06	Y	CBD
(2)	Annapolis Junction (50% ownership)	Arundel County, MD	1	117,599	14.5%	135.00	Y	S
	Montvale Center	Montgomery County MD	1	123,020	82.3%	27.25	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	90.8%	40.88	N	S
	Kingstowne One	Fairfax County VA	1	150,838	100.0%	35.87	Y	S
	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	36.66	Y	S
	Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.84	Y	S
	One Freedom Square	Fairfax County VA	1	414,433	100.0%	41.69	Y	S
	Two Freedom Square	Fairfax County VA	1	421,676	98.4%	44.74	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	29.92	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	93.8%	31.68	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	45.78	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.35	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	39.49	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	33.96	N	S
(2)	South of Market	Fairfax County VA	3	648,279	83.7%	39.66	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	37.71	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	35.22	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	35.56	N	S

			33	8,461,519	96.8%	$43.91

Office/Technical
(3)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	$13.72	N	S
(3)	6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	20.75	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	23.27	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.78	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.38	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	18.98	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.10	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	23.39	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.40	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	20.31	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	18.39	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	26.77	N	S

			13	825,232	91.6%	$18.91

		Total Greater Washington:	46	9,286,751	96.3%	$41.79

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2009

In-Service Property Listing (continued)

as of March 31, 2009

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (1)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,037,397	99.2%	$79.79	Y	CBD
Citigroup Center	Park Avenue NY	1	1,607,026	95.9%	83.27	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,700,331	99.7%	89.68	N	CBD
Times Square Tower	Times Square NY	1	1,242,474	97.3%	68.02	N	CBD
(2) General Motors Building (60% ownership)	Plaza District NY	1	1,773,952	97.8%	110.29	Y	CBD
(2) 125 West 55th Street (60% ownership)	Sixth/Rock Center NY	1	564,452	100.0%	75.11	Y	CBD
(2) Two Grand Central Tower (60% ownership)	Grand Central District NY	1	634,235	100.0%	54.57	Y	CBD
(2) 540 Madison Avenue (60% ownership)	5th/Madison District NY	1	286,190	90.3%	93.58	Y	CBD

	Total Midtown Manhattan:	8	8,846,057	98.0%	$85.08

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$29.38	N	S
104 Carnegie Center	Princeton NJ	1	102,830	97.2%	34.71	N	S
105 Carnegie Center	Princeton NJ	1	69,955	55.3%	25.07	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.85	N	S
202 Carnegie Center	Princeton NJ	1	130,582	81.1%	33.49	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	34.58	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	93.7%	36.79	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.66	N	S
212 Carnegie Center	Princeton NJ	1	149,354	95.7%	37.43	N	S
214 Carnegie Center	Princeton NJ	1	150,774	80.1%	33.22	Y	S
302 Carnegie Center	Princeton NJ	1	64,926	100.0%	35.72	N	S
502 Carnegie Center	Princeton NJ	1	118,473	98.6%	36.31	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	33.52	N	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	34.37	N	S
508 Carnegie Center	Princeton NJ	1	132,653	56.1%	32.09	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	29.16	N	S

		15	1,912,633	91.4%	$33.38

One Tower Center	East Brunswick NJ	1	413,677	40.8%	$32.53	N	S

		1	413,677	40.8%	$32.53

	Total Princeton/East Brunswick, NJ:	16	2,326,310	82.4%	$33.31

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	833,899	85.8%	$48.94	N	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,450	98.4%	52.73	N	CBD
Embarcadero Center Three	CBD San Francisco CA	1	774,810	85.7%	43.52	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,561	94.7%	62.60	Y	CBD

		4	3,323,720	91.2%	$52.64

611 Gateway	South San Francisco CA	1	256,302	100.0%	$33.19	N	S
601 and 651 Gateway	South San Francisco CA	2	506,045	95.5%	30.89	N	S
303 Almaden	San Jose, CA	1	156,859	94.1%	33.91	N	CBD
(3) North First Business Park	San Jose, CA	5	190,636	75.8%	15.88	N	S
3200 Zanker Road	San Jose, CA	4	543,900	100.0%	14.72	N	S

		13	1,653,742	95.3%	$24.59

	Total Greater San Francisco:	17	4,977,462	92.6%	$43.01

	Total In-Service Properties:	136	34,474,976	94.3%	$53.01

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Not included in Same Property analysis.
(3)	Property held for redevelopment.

Boston Properties, Inc.

First Quarter 2009

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant		Sq. Ft.		% of Portfolio
1	US Government		1,825,576	(1)	5.30%
2	Lockheed Martin		1,292,429		3.75%
3	Citibank		1,085,570	(2)	3.15%
4	Genentech		546,750		1.59%
5	Kirkland & Ellis		507,535	(3)	1.47%
6	Procter & Gamble (Gillette)		484,051		1.40%
7	Shearman & Sterling		472,808		1.37%
8	Weil Gotshal Manges		456,744	(4)	1.32%
9	O’Melveny & Myers		446,039		1.29%
10	Lehman Brothers		436,723	(5)	1.27%
11	Parametric Technology		380,987		1.11%
12	Finnegan Henderson Farabow		356,195	(6)	1.03%
13	Accenture		354,854		1.03%
14	Ann Taylor		338,942		0.98%
15	Northrop Grumman		327,677		0.95%
16	Biogen Idec		321,564		0.93%
17	Washington Group International		299,079		0.87%
18	Aramis (Estee Lauder)		295,610	(7)	0.86%
19	Bingham McCutchen		291,415		0.85%
20	Akin Gump Strauss Hauer & Feld		290,132		0.84%

	Total % of Portfolio Square Feet				31.39%
	Total % of Portfolio Revenue				32.22%

Notable Signed Deals (8)

	Tenant	Property			Sq. Ft.
	Ropes & Gray LLP	Prudential Tower		(9)	479,000
	Wellington Management	280 Congress Street (Russia Wharf)			454,000
	Biogen Idec	Weston Corporate Center			356,367
	Akamai Technology	Four & Eight Cambridge Center			230,678
	Hunton & Williams	2200 Pennsylvania Avenue			189,806

(1)	Includes 116,353, 68,276 & 28,384 square feet of space in properties in which Boston Properties has a 60%, 51% and 50% interest respectively.
(2)	Includes 10,080 & 2,761 square feet of space in properties in which Boston Properties has a 60% and 51% interest respectively.
(3)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(4)	Includes 456,744 square feet of space in a property in which Boston Properties has a 60% interest.
(5)	Lehman Brothers Inc. has filed for bankruptcy.
(6)	Includes 258,990 square feet of space in a property in which Boston Properties has a 25% interest.
(7)	Includes 295,610 square feet of space in a property in which Boston Properties has a 60% interest.
(8)	Represents leases signed with occupancy commencing in the future.
(9)	The space is currently occupied by Gillette.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE OFFICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	2,170,076	(3)	$114,398,071	$52.72	$114,065,043	$52.56	6.93%
2010	2,887,304		118,183,231	40.93	120,237,417	41.64	9.23%
2011	3,094,607		148,726,371	48.06	151,731,520	49.03	9.89%
2012	2,868,009		141,831,093	49.45	146,102,199	50.94	9.17%
2013	1,355,854		60,722,680	44.79	63,166,474	46.59	4.33%
2014	2,438,686		100,743,976	41.31	106,310,749	43.59	7.79%
2015	1,811,855		84,699,429	46.75	107,004,213	59.06	5.79%
2016	2,127,812		106,942,517	50.26	117,168,415	55.07	6.80%
2017	2,861,675		199,052,291	69.56	215,251,663	75.22	9.15%
2018	608,593		50,577,179	83.11	56,906,966	93.51	1.94%
Thereafter	7,101,141		431,098,168	60.71	538,805,970	75.88	22.69%

Occupancy By Location (4)

	CBD		Suburban		Total
Location	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08
Midtown Manhattan	98.0%	99.8%	n/a	n/a	98.0%	99.8%
Greater Boston	96.5%	97.8%	92.3%	91.9%	94.6%	95.2%
Greater Washington	99.9%	98.9%	94.1%	98.9%	96.8%	98.9%
Greater San Francisco	91.4%	94.2%	95.4%	96.6%	92.6%	94.9%
Princeton/East Brunswick, NJ	n/a	n/a	82.4%	83.2%	82.4%	83.2%

Total Portfolio	96.9%	98.0%	91.5%	93.1%	94.9%	96.0%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 399,980 square feet of space leased by Lehman Brothers that will expire upon bankruptcy court approval of the rejection of the lease.
(4)	Includes approximately 1,700,000 square feet of retail space.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	185,895	$4,174,893	$22.46	$4,174,893	$22.46	11.20%
2010	216,776	3,909,891	18.04	4,046,169	18.67	13.06%
2011	57,321	939,059	16.38	939,059	16.38	3.45%
2012	132,820	2,934,082	22.09	2,945,777	22.18	8.00%
2013	7,479	145,626	19.47	154,488	20.66	0.45%
2014	258,020	4,591,384	17.79	4,941,683	19.15	15.55%
2015	23,439	443,607	18.93	511,832	21.84	1.41%
2016	225,532	18,724,206	83.02	19,024,163	84.35	13.59%
2017	—	—	—	—	—	0.00%
2018	—	—	—	—	—	0.00%
Thereafter	237,776	4,813,958	20.25	5,132,846	21.59	14.33%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	56.8%	72.3%	72.3%
Greater Washington	n/a	n/a	91.6%	91.6%	91.6%	91.6%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	77.9%	77.9%	81.9%	81.9%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE RETAIL PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	54,817	$4,171,672	$76.10	$4,318,594	$78.78	3.60%
2010	60,819	3,816,858	62.76	3,827,406	62.93	3.99%
2011	71,988	5,043,887	70.07	5,183,077	72.00	4.72%
2012	147,760	9,863,217	66.75	10,112,036	68.44	9.70%
2013	72,577	6,131,081	84.48	6,324,335	87.14	4.76%
2014	43,829	4,338,007	98.98	4,673,451	106.63	2.88%
2015	141,596	11,627,821	82.12	14,271,603	100.79	9.29%
2016	135,520	21,517,793	158.78	14,718,837	108.61	8.89%
2017	109,410	7,184,019	65.66	7,703,797	70.41	7.18%
2018	234,673	11,022,452	46.97	11,836,042	50.44	15.40%
Thereafter	450,774	26,661,504	59.15	33,413,429	74.12	29.58%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations (1) (2)

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2009	2,410,788	(3)	$122,744,637	$50.91	$122,558,530	$50.84	7.0%
2010	3,164,899		125,909,980	39.78	128,110,992	40.48	9.2%
2011	3,223,916		154,709,317	47.99	157,853,656	48.96	9.4%
2012	3,148,589		154,628,393	49.11	159,160,013	50.55	9.1%
2013	1,435,910		66,999,387	46.66	69,645,297	48.50	4.2%
2014	2,740,535		109,673,367	40.02	115,925,883	42.30	7.9%
2015	1,976,890		96,770,856	48.95	121,787,649	61.61	5.7%
2016	2,488,864		147,184,516	59.14	150,911,416	60.63	7.2%
2017	2,971,085		206,236,310	69.41	222,955,460	75.04	8.6%
2018	843,266		61,599,631	73.05	68,743,008	81.52	2.4%
Thereafter	7,789,691		462,573,629	59.38	577,352,246	74.12	22.6%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08
Midtown Manhattan	98.0%	99.8%	n/a	n/a	98.0%	99.8%
Greater Boston	96.7%	97.9%	87.9%	87.2%	92.5%	93.0%
Greater Washington	99.9%	98.9%	93.8%	97.6%	96.3%	98.2%
Greater San Francisco	91.4%	94.2%	95.4%	96.6%	92.6%	94.9%
Princeton/East Brunswick, NJ	n/a	n/a	82.4%	83.2%	82.4%	83.2%

Total Portfolio	96.9%	98.0%	90.1%	91.4%	94.3%	95.3%

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 399,980 square feet of space leased by Lehman Brothers that will expire upon bankruptcy court approval of the rejection of the lease.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations - Greater Boston (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	616,556	$20,936,516	$33.96	$20,936,516	$33.96		—	$—	$—	$—	$—
2010	757,736	26,954,994	35.57	28,012,537	36.97		36,528	806,102	22.07	897,422	24.57
2011	1,258,084	56,252,825	44.71	57,349,877	45.59		—	—	—	—	—
2012	1,095,943	41,325,127	37.71	42,712,760	38.97		67,362	1,662,011	24.67	1,662,011	24.67
2013	441,341	18,900,931	42.83	20,137,078	45.63		—	—	—	—	—
2014	668,470	27,769,970	41.54	28,059,026	41.97		30,000	466,524	15.55	466,524	15.55
2015	334,307	12,516,860	37.44	13,878,297	41.51		—	—	—	—	—
2016	271,096	8,619,041	31.79	9,669,885	35.67		225,532	18,724,206	83.02	19,024,163	84.35
2017	313,236	13,618,832	43.48	16,884,453	53.90		—	—	—	—	—
2018	2,291	63,954	27.92	68,536	29.92		—	—	—	—	—
Thereafter	1,149,579	48,722,775	42.38	74,716,073	64.99		237,776	4,813,958	20.25	5,132,846	21.59

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	11,477	$1,985,113	$172.96	$2,208,223	$192.40	(3)	628,033	$22,921,629	$36.50	$23,144,739	$36.85
2010	14,518	1,507,129	103.81	1,499,893	103.31		808,782	29,268,225	36.19	30,409,852	37.60
2011	12,164	1,511,964	124.30	1,568,157	128.92		1,270,248	57,764,789	45.48	58,918,034	46.38
2012	61,409	2,373,739	38.65	2,373,739	38.65		1,224,714	45,360,877	37.04	46,748,510	38.17
2013	28,464	3,545,055	124.55	3,625,317	127.36		469,805	22,445,986	47.78	23,762,395	50.58
2014	16,269	2,038,940	125.33	2,138,412	131.44		714,739	30,275,434	42.36	30,663,963	42.90
2015	70,221	5,418,211	77.16	5,660,228	80.61		404,528	17,935,070	44.34	19,538,525	48.30
2016	14,617	1,834,307	125.49	1,927,049	131.84		511,245	29,177,554	57.07	30,621,098	59.90
2017	46,260	3,057,470	66.09	3,255,030	70.36		359,496	16,676,301	46.39	20,139,483	56.02
2018	178,454	7,809,522	43.76	8,175,540	45.81		180,745	7,873,476	43.56	8,244,077	45.61
Thereafter	218,514	9,898,651	45.30	11,755,903	53.80		1,605,869	63,435,384	39.50	91,604,823	57.04

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $93.53 per square foot and $93.53 per square foot in 2009.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations - Greater Boston (1) (2)

	OFFICE							OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—		$—	$—		—	$—	$—	$—	$—
Q2 2009	135,118	4,279,334	31.67		4,279,334	31.67		—	—	—	—	—
Q3 2009	244,046	7,635,485	31.29		7,635,485	31.29		—	—	—	—	—
Q4 2009	237,392	9,021,698	38.00		9,021,698	38.00		—	—	—	—	—

Total 2009	616,556	$20,936,516	$33.96		$20,936,516	$33.96		—	—	—	—	—

Q1 2010	45,409	$1,536,210	$33.83		$1,564,306	$34.45		—	$—	$—	$—	$—
Q2 2010	258,841	8,396,104	32.44		8,746,943	33.79		—	—	—	—	—
Q3 2010	228,410	8,660,421	37.92		9,246,795	40.48		36,528	806,102	22.07	897,422	24.57
Q4 2010	225,076	8,362,258	37.15		8,454,492	37.56		—	—	—	—	—

Total 2010	757,736	$26,954,994	$35.57		$28,012,537	$36.97		36,528	806,102	22.07	897,422	24.57

	Retail							Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—		$—	$—		—	$—	$—	$—	$—
Q2 2009	4,388	832,360	189.69		849,160	193.52		139,506	5,111,694	36.64	5,128,494	36.76
Q3 2009	2,978	837,476	281.22		956,426	321.16		247,024	8,472,961	34.30	8,591,911	34.78
Q4 2009	4,111	315,276	76.69		402,636	97.94		241,503	9,336,974	38.66	9,424,334	39.02

Total 2009	11,477	1,985,113	$172.96	(3)	$2,208,223	$192.40	(3)	628,033	$22,921,629	$36.50	$23,144,739	$36.85

Q1 2010	10,934	$1,159,267.68	$106.02		1,152,032	$105.36		56,343	$2,695,478	$47.84	$2,716,338	$48.21
Q2 2010	3,581	204,764	57.18		204,764	57.18		262,422	8,600,868	32.77	8,951,707	34.11
Q3 2010	1	55,000	55,000.08		55,000	55,000.08		264,939	9,521,523	35.94	10,199,217	38.50
Q4 2010	2	88,097	44,048.46		88,097	44,048.46		225,078	8,450,355	37.54	8,542,589	37.95

Total 2010	14,518	$1,507,129	$103.81		$1,499,893	$103.31		808,782	$29,268,225	$36.19	$30,409,852	$37.60

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $93.53 per square foot and $93.53 per square foot in 2009.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	659,478	$24,345,528	$36.92	$24,349,818	$36.92	185,895	$4,174,893	$22.46	$4,174,893	$22.46
2010	781,498	34,880,455	44.63	35,315,452	45.19	180,248	3,103,789	17.22	3,148,747	17.47
2011	764,874	30,330,900	39.65	31,547,083	41.24	57,321	939,059	16.38	939,059	16.38
2012	874,319	37,233,280	42.59	38,894,973	44.49	65,458	1,272,071	19.43	1,283,766	19.61
2013	374,747	13,544,933	36.14	14,016,573	37.40	7,479	145,626	19.47	154,488	20.66
2014	485,548	18,996,896	39.12	21,115,141	43.49	228,020	4,124,860	18.09	4,475,159	19.63
2015	572,120	26,434,579	46.20	30,132,381	52.67	23,439	443,607	18.93	511,832	21.84
2016	191,452	7,304,457	38.15	8,757,319	45.74	—	—	—	—	—
2017	797,688	43,503,721	54.54	47,654,202	59.74	—	—	—	—	—
2018	262,702	12,832,588	48.85	15,792,217	60.11	—	—	—	—	—
Thereafter	2,062,531	95,148,674	46.13	120,963,510	58.65	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	21,029	$1,010,223	$48.04	$1,010,223	$48.04	866,402	$29,530,645	$34.08	$29,534,934	$34.09
2010	13,587	661,847	48.71	670,413	49.34	975,333	38,646,091	39.62	39,134,612	40.12
2011	18,533	702,636	37.91	707,430	38.17	840,728	31,972,595	38.03	33,193,572	39.48
2012	11,984	506,137	42.23	530,403	44.26	951,761	39,011,489	40.99	40,709,141	42.77
2013	8,199	401,043	48.91	437,382	53.35	390,425	14,091,601	36.09	14,608,442	37.42
2014	7,827	391,716	50.05	422,566	53.99	721,395	23,513,472	32.59	26,012,866	36.06
2015	24,704	1,164,201	47.13	1,252,519	50.70	620,263	28,042,386	45.21	31,896,732	51.42
2016	17,696	900,694	50.90	1,007,443	56.93	209,148	8,205,151	39.23	9,764,762	46.69
2017	24,412	1,104,725	45.25	1,215,837	49.80	822,100	44,608,447	54.26	48,870,039	59.45
2018	38,423	2,216,297	57.68	2,594,738	67.53	301,125	15,048,885	49.98	18,386,955	61.06
Thereafter	146,067	4,948,945	33.88	6,012,035	41.16	2,208,598	100,097,618	45.32	126,975,545	57.49

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations - Greater Washington (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	228,759	7,533,583	32.93	7,533,583	32.93	128,447	3,170,013	24.68	3,170,013	24.68
Q3 2009	21,767	812,321	37.32	814,889	37.44	26,388	362,009	13.72	362,009	13.72
Q4 2009	408,952	15,999,624	39.12	16,001,346	39.13	31,060	642,871	20.70	642,871	20.70

Total 2009	659,478	$24,345,528	$36.92	$24,349,818	$36.92	185,895	$4,174,893	$22.46	$4,174,893	$22.46

Q1 2010	147,861	$7,386,461	$49.96	$7,409,181	$50.11	—	$—	$—	$—	$—
Q2 2010	424,625	16,986,863	40.00	17,187,848	40.48	146,848	2,437,150	16.60	2,466,001	16.79
Q3 2010	17,227	675,386	39.21	692,057	40.17	33,400	666,639	19.96	682,746	20.44
Q4 2010	191,785	9,831,745	51.26	10,026,366	52.28	—	—	—	—	—

Total 2010	781,498	$34,880,455	$44.63	$35,315,452	$45.19	180,248	$3,103,789	$17.22	$3,148,747	$17.47

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	17,730	826,652	46.62	826,652	46.62	374,936	11,530,248	30.75	11,530,248	30.75
Q3 2009	3,291	183,531	55.77	183,531	55.77	51,446	1,357,862	26.39	1,360,429	26.44
Q4 2009	8	40	5.00	40	5.00	440,020	16,642,535	37.82	16,644,257	37.83

Total 2009	21,029	$1,010,223	$48.04	1,010,223	$48.04	866,402	$29,530,645	$34.08	$29,534,934	$34.09

Q1 2010	1,130	$70,179	$62.10	$70,179	$62.10	148,991	$7,456,640	$50.05	$7,479,360	$50.20
Q2 2010	1,596	71,825	45.00	73,650	46.15	573,069	19,495,838	34.02	19,727,499	34.42
Q3 2010	—	—	—	—	—	50,627	1,342,025	26.51	1,374,803	27.16
Q4 2010	10,861	519,843	47.86	526,585	48.48	202,646	10,351,589	51.08	10,552,950	52.08

Total 2010	13,587	$661,847	$48.71	$670,413	$49.34	975,333	$38,646,091	$39.62	$39,134,612	$40.12

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	204,128	$8,769,627	$42.96	$8,604,819	$42.15	—	$—	$—	$—	$—
2010	755,982	19,096,115	25.26	19,539,865	25.85	—	—	—	—	—
2011	382,868	25,304,758	66.09	25,682,997	67.08	—	—	—	—	—
2012	242,909	12,050,315	49.61	12,743,881	52.46	—	—	—	—	—
2013	225,346	9,871,026	43.80	10,414,237	46.21	—	—	—	—	—
2014	473,375	18,413,730	38.90	19,766,696	41.76	—	—	—	—	—
2015	355,447	13,047,897	36.71	14,715,205	41.40	—	—	—	—	—
2016	968,963	39,163,951	40.42	41,979,778	43.32	—	—	—	—	—
2017	182,167	8,385,676	46.03	8,884,350	48.77	—	—	—	—	—
2018	58,268	3,485,093	59.81	3,982,579	68.35	—	—	—	—	—
Thereafter	484,896	26,132,320	53.89	29,283,762	60.39	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	21,410	$1,026,812	$47.96	$950,624	$44.40	225,538	$9,796,439	$43.44	$9,555,443	$42.37
2010	32,714	1,647,882	50.37	1,657,100	50.65	788,696	20,743,997	26.30	21,196,965	26.88
2011	25,161	1,137,432	45.21	1,158,773	46.05	408,029	26,442,190	64.80	26,841,770	65.78
2012	35,001	2,529,538	72.27	2,672,684	76.36	277,910	14,579,853	52.46	15,416,565	55.47
2013	34,232	2,018,824	58.97	2,077,532	60.69	259,578	11,889,850	45.80	12,491,768	48.12
2014	8,365	573,770	68.59	609,754	72.89	481,740	18,987,500	39.41	20,376,450	42.30
2015	34,183	1,752,932	51.28	1,905,680	55.75	389,630	14,800,830	37.99	16,620,885	42.66
2016	11,826	649,496	54.92	700,482	59.23	980,789	39,813,446	40.59	42,680,260	43.52
2017	12,053	682,215	56.60	739,461	61.35	194,220	9,067,891	46.69	9,623,811	49.55
2018	16,919	897,319	53.04	939,722	55.54	75,187	4,382,412	58.29	4,922,301	65.47
Thereafter	—	—	—	—	—	484,896	26,132,320	53.89	29,283,762	60.39

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations - Greater San Francisco (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	34,766	890,816	25.62	726,008	20.88	—	—	—	—	—
Q3 2009	71,269	2,745,550	38.52	2,745,550	38.52	—	—	—	—	—
Q4 2009	98,093	5,133,261	52.33	5,133,261	52.33	—	—	—	—	—

Total 2009	204,128	$8,769,627	$42.96	$8,604,819	$42.15	—	—	—	—	—

Q1 2010	8,186	$304,359	$37.18	$304,359	$37.18	—	$—	$—	$—	$—
Q2 2010	65,857	3,172,233	48.17	3,175,665	48.22	—	—	—	—	—
Q3 2010	60,083	4,441,824	73.93	4,659,923	77.56	—	—	—	—	—
Q4 2010	621,856	11,177,700	17.97	11,399,919	18.33	—	—	—	—	—

Total 2010	755,982	$19,096,115	$25.26	$19,539,865	$25.85	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	10,231	446,072	43.60	369,884	36.15	44,997	1,336,888	29.71	1,095,892	24.35
Q3 2009	—	—	—	—	—	71,269	2,745,550	38.52	2,745,550	38.52
Q4 2009	11,179	580,740	51.95	580,740	51.95	109,272	5,714,001	52.29	5,714,001	52.29

Total 2009	21,410	$1,026,812	$47.96	$950,624	$44.40	225,538	$9,796,439	$43.44	$9,555,443	$42.37

Q1 2010	2,420	$181,075	$74.82	$181,075	$74.82	10,606	$485,433	$45.77	$485,433	45.77
Q2 2010	420	41,161	98.00	41,161	98.00	66,277	3,213,393	48.48	3,216,825	48.54
Q3 2010	3,087	204,227	66.16	204,227	66.16	63,170	4,646,050	73.55	4,864,150	77.00
Q4 2010	26,787	1,221,420	45.60	1,230,638	45.94	648,643	12,399,120	19.12	12,630,557	19.47

Total 2010	32,714	$1,647,882	$50.37	$1,657,100	$50.65	788,696	$20,743,997	$26.30	$21,196,965	$26.88

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	595,954	(3)	$56,151,357	$94.22	$56,156,646	$94.23	—		$—	$—	$—	$—
2010	463,941		32,511,238	70.08	32,628,445	70.33	—		—	—	—	—
2011	242,550		21,233,286	87.54	21,357,869	88.06	—		—	—	—	—
2012	601,224		49,346,306	82.08	49,840,412	82.90	—		—	—	—	—
2013	125,445		12,202,522	97.27	11,960,420	95.34	—		—	—	—	—
2014	158,016		13,552,051	85.76	14,244,951	90.15	—		—	—	—	—
2015	395,829		28,024,726	70.80	43,138,767	108.98	—		—	—	—	—
2016	659,382		50,815,639	77.07	55,611,247	84.34	—		—	—	—	—
2017	1,447,474		129,567,376	89.51	137,310,867	94.86	—		—	—	—	—
2018	285,332		34,195,544	119.84	37,063,634	129.90	—		—	—	—	—
Thereafter	3,377,365		260,327,004	77.08	312,968,150	92.67	—		—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	901		$149,524	$165.95	$149,524	$165.95	596,855	(3)	$56,300,881	$94.33	$56,306,170	$94.34
2010	—		—	—	—	—	463,941		32,511,238	70.08	32,628,445	70.33
2011	16,130		1,691,855	104.89	1,748,717	108.41	258,680		22,925,140	88.62	23,106,586	89.32
2012	39,366		4,453,803	113.14	4,535,210	115.21	640,590		53,800,108	83.99	54,375,622	84.88
2013	1,682		166,160	98.79	184,104	109.46	127,127		12,368,682	97.29	12,144,524	95.53
2014	11,368		1,333,582	117.31	1,502,718	132.19	169,384		14,885,632	87.88	15,747,669	92.97
2015	12,488		3,292,477	263.65	5,453,176	436.67	408,317		31,317,203	76.70	48,591,943	119.01
2016	91,381		18,133,297	198.44	11,083,863	121.29	750,763		68,948,936	91.84	66,695,110	88.84
2017	26,685		2,339,609	87.68	2,493,468	93.44	1,474,159		131,906,985	89.48	139,804,335	94.84
2018	877		99,313	113.24	126,042	143.72	286,209		34,294,857	119.82	37,189,676	129.94
Thereafter	86,193		11,813,908	137.06	15,645,491	181.52	3,463,558		272,140,911	78.57	328,613,641	94.88

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 399,980 square feet of space leased by Lehman Brothers that will expire upon bankruptcy court approval of the rejection of the lease.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations - Midtown Manhattan (1) (2)

	OFFICE						OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—		$—	$—	$—	$—	—		$—	$—	$—	$—
Q2 2009	469,815	(3)	45,565,496	96.99	45,570,785	97.00	—		—	—	—	—
Q3 2009	83,441		6,840,771	81.98	6,840,771	81.98	—		—	—	—	—
Q4 2009	42,698		3,745,090	87.71	3,745,090	87.71	—		—	—	—	—

Total 2009	595,954		$56,151,357	$94.22	$56,156,646	$94.23	—		$—	$—	$—	$—

Q1 2010	176,989		$12,550,317	$70.91	$12,550,317	$70.91	—		$—	$—	$—	$—
Q2 2010	117,511		6,145,230	52.29	6,243,996	53.14	—		—	—	—	—
Q3 2010	47,821		3,683,790	77.03	3,688,267	77.13	—		—	—	—	—
Q4 2010	121,620		10,131,902	83.31	10,145,865	83.42	—		—	—	—	—

Total 2010	463,941		$32,511,238	$70.08	$32,628,445	$70.33	—		$—	$—	$—	$—

	Retail						Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—		$—	$—	$—	$—	—		$—	$—	$—	$—
Q2 2009	658		52,815	80.27	52,815	80.27	470,473	(3)	45,618,311	96.96	45,623,600	96.97
Q3 2009	—		—	—	—	—	83,441		6,840,771	81.98	6,840,771	81.98
Q4 2009	243		96,709	397.98	96,709	397.98	42,941		3,841,799	89.47	3,841,799	89.47

Total 2009	901		$149,524	$165.95	$149,524	$165.95	596,855		$56,300,881	$94.33	$56,306,170	$94.34

Q1 2010	—		$—	$—	$—	$—	176,989		$12,550,317	$70.91	$12,550,317	$70.91
Q2 2010	—		—	—	—	—	117,511		6,145,230	52.29	6,243,996	53.14
Q3 2010	—		—	—	—	—	47,821		3,683,790	77.03	3,688,267	77.13
Q4 2010	—		—	—	—	—	121,620		10,131,902	83.31	10,145,865	83.42

Total 2010	—		$—	$—	$—	$—	463,941		$32,511,238	$70.08	$32,628,445	$70.33

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 399,980 square feet of space leased by Lehman Brothers that will expire upon bankruptcy court approval of the rejection of the lease.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	93,960	$4,195,043	$44.65	$4,017,244	$42.75	—	$—	$—	$—	$—
2010	128,147	4,740,428	36.99	4,741,118	37.00	—	—	—	—	—
2011	446,231	15,604,603	34.97	15,793,694	35.39	—	—	—	—	—
2012	53,614	1,876,065	34.99	1,910,175	35.63	—	—	—	—	—
2013	188,975	6,203,267	32.83	6,638,167	35.13	—	—	—	—	—
2014	653,277	22,011,329	33.69	23,124,935	35.40	—	—	—	—	—
2015	154,152	4,675,367	30.33	5,139,564	33.34	—	—	—	—	—
2016	36,919	1,039,429	28.15	1,150,186	31.15	—	—	—	—	—
2017	121,110	3,976,686	32.84	4,517,790	37.30	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	26,770	767,396	28.67	874,476	32.67	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	93,960	$4,195,043	$44.65	$4,017,244	$42.75
2010	—	—	—	—	—	128,147	4,740,428	36.99	4,741,118	37.00
2011	—	—	—	—	—	446,231	15,604,603	34.97	15,793,694	35.39
2012	—	—	—	—	—	53,614	1,876,065	34.99	1,910,175	35.63
2013	—	—	—	—	—	188,975	6,203,267	32.83	6,638,167	35.13
2014	—	—	—	—	—	653,277	22,011,329	33.69	23,124,935	35.40
2015	—	—	—	—	—	154,152	4,675,367	30.33	5,139,564	33.34
2016	—	—	—	—	—	36,919	1,039,429	28.15	1,150,186	31.15
2017	—	—	—	—	—	121,110	3,976,686	32.84	4,517,790	37.30
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	26,770	767,396	28.67	874,476	32.67

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations - Princeton/East Brunswick (1) (2)

	OFFICE					OFFICE/TECHNICAL
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	8,570	295,323	34.46	117,524	13.71	—	—	—	—	—
Q3 2009	23,126	842,717	36.44	842,717	36.44	—	—	—	—	—
Q4 2009	62,264	3,057,003	49.10	3,057,003	49.10	—	—	—	—	—

Total 2009	93,960	$4,195,043	$44.65	$4,017,244	$42.75	—	$—	$—	$—	$—

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	11,901	389,369	32.72	390,058	32.78	—	—	—	—	—
Q3 2010	5,260	193,070	36.71	193,070	36.71	—	—	—	—	—
Q4 2010	110,986	4,157,989	37.46	4,157,989	37.46	—	—	—	—	—

Total 2010	128,147	$4,740,428	$36.99	$4,741,118	$37.00	—	$—	$—	$—	$—

	Retail					Total Property Types
Lease Expiration by Quarter	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2009	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2009	—	—	—	—	—	8,570	295,323	34.46	117,524	13.71
Q3 2009	—	—	—	—	—	23,126	842,717	36.44	842,717	36.44
Q4 2009	—	—	—	—	—	62,264	3,057,003	49.10	3,057,003	49.10

Total 2009	—	$—	$—	$—	$—	93,960	$4,195,043	$44.65	$4,017,244	$42.75

Q1 2010	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2010	—	—	—	—	—	11,901	389,369	32.72	390,058	32.78
Q3 2010	—	—	—	—	—	5,260	193,070	36.71	193,070	36.71
Q4 2010	—	—	—	—	—	110,986	4,157,989	37.46	4,157,989	37.46

Total 2010	—	$—	$—	$—	$—	128,147	$4,740,428	$36.99	$4,741,118	$37.00

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

CBD PROPERTIES

Lease Expirations (1) (2)

	Greater Boston						Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	167,223		$8,173,401	$48.88	$8,396,511	$50.21	344,123	$13,363,424	$38.83	$13,367,714	$38.85
2010	192,140		9,146,745	47.60	9,658,947	50.27	370,596	19,117,844	51.59	19,419,600	52.40
2011	763,988		43,704,928	57.21	44,589,272	58.36	132,565	7,423,452	56.00	7,687,406	57.99
2012	431,198		20,616,122	47.81	20,706,368	48.02	169,638	7,567,224	44.61	7,668,742	45.21
2013	297,209		17,524,519	58.96	18,218,427	61.30	245,179	7,607,681	31.03	7,753,957	31.63
2014	529,243		25,076,830	47.38	25,245,803	47.70	70,322	3,559,313	50.61	4,043,704	57.50
2015	309,531		15,333,198	49.54	16,445,008	53.13	337,833	18,985,300	56.20	21,157,679	62.63
2016	296,421		22,416,225	75.62	23,061,453	77.80	57,782	2,761,189	47.79	3,215,094	55.64
2017	213,940		12,002,640	56.10	14,759,197	68.99	746,056	41,124,078	55.12	44,602,259	59.78
2018	178,454		7,809,522	43.76	8,175,540	45.81	51,018	3,426,341	67.16	3,946,073	77.35
Thereafter	1,103,290		46,754,520	42.38	74,366,934	67.40	1,358,346	70,048,153	51.57	91,096,058	67.06

	New York						San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	596,855	(3)	$56,300,881	$94.33	$56,306,170	$94.34	147,720	$7,396,162	$50.07	$7,319,974	$49.55
2010	463,941		32,511,238	70.08	32,628,445	70.33	204,531	11,679,626	57.10	11,813,794	57.76
2011	258,680		22,925,140	88.62	23,106,586	89.32	315,265	24,442,009	77.53	24,667,295	78.24
2012	640,590		53,800,108	83.99	54,375,622	84.88	251,069	13,680,710	54.49	14,444,107	57.53
2013	127,127		12,368,682	97.29	12,144,524	95.53	223,105	10,985,855	49.24	11,443,024	51.29
2014	169,384		14,885,632	87.88	15,747,669	92.97	225,438	10,479,912	46.49	11,130,713	49.37
2015	408,317		31,317,203	76.70	48,591,943	119.01	167,668	7,801,257	46.53	8,426,255	50.26
2016	750,763		68,948,936	91.84	66,695,110	88.84	852,401	36,705,068	43.06	38,997,800	45.75
2017	1,474,159		131,906,985	89.48	139,804,335	94.84	194,220	9,067,891	46.69	9,623,811	49.55
2018	286,209		34,294,857	119.82	37,189,676	129.94	75,187	4,382,412	58.29	4,922,301	65.47
Thereafter	3,463,558		272,140,911	78.57	328,613,641	94.88	484,896	26,132,320	53.89	29,283,762	60.39

	Princeton/East Brunswick						Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases		Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—		$—	$—	$—	$—	—	$—	$—	$—	$—
2010	—		—	—	—	—	—	—	—	—	—
2011	—		—	—	—	—	—	—	—	—	—
2012	—		—	—	—	—	—	—	—	—	—
2013	—		—	—	—	—	—	—	—	—	—
2014	—		—	—	—	—	—	—	—	—	—
2015	—		—	—	—	—	—	—	—	—	—
2016	—		—	—	—	—	—	—	—	—	—
2017	—		—	—	—	—	—	—	—	—	—
2018	—		—	—	—	—	—	—	—	—	—
Thereafter	—		—	—	—	—	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.
(3)	Includes 399,980 square feet of space leased by Lehman Brothers that will expire upon bankruptcy court approval of the rejection of the lease.

SUBURBAN PROPERTIES

Lease Expirations (1) (2)

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	460,810	$14,748,228	$32.01	$14,748,228	$32.01	522,279	$16,167,220	$30.96	$16,167,220	$30.96
2010	616,642	20,121,480	32.63	20,750,905	33.65	604,737	19,528,247	32.29	19,715,013	32.60
2011	506,260	14,059,861	27.77	14,328,762	28.30	708,163	24,549,143	34.67	25,506,166	36.02
2012	793,516	24,744,756	31.18	26,042,142	32.82	782,123	31,444,265	40.20	33,040,399	42.24
2013	172,596	4,921,466	28.51	5,543,968	32.12	145,246	6,483,920	44.64	6,854,484	47.19
2014	185,496	5,198,604	28.03	5,418,159	29.21	651,073	19,954,159	30.65	21,969,163	33.74
2015	94,997	2,601,873	27.39	3,093,516	32.56	282,430	9,057,086	32.07	10,739,053	38.02
2016	214,824	6,761,329	31.47	7,559,645	35.19	151,366	5,443,962	35.97	6,549,668	43.27
2017	145,556	4,673,661	32.11	5,380,286	36.96	76,044	3,484,368	45.82	4,267,780	56.12
2018	2,291	63,954	27.92	68,536	29.92	250,107	11,622,545	46.47	14,440,883	57.74
Thereafter	502,579	16,680,865	33.19	17,237,889	34.30	850,252	30,049,465	59.79	35,879,487	42.20

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	—	$—	$—	$—	$—	77,818	$2,400,277	$30.84	$2,235,469	$28.73
2010	—	—	—	—	—	584,165	9,064,371	15.52	9,383,171	16.06
2011	—	—	—	—	—	92,764	2,000,182	21.56	2,174,475	23.44
2012	—	—	—	—	—	26,841	899,143	33.50	972,458	36.23
2013	—	—	—	—	—	36,473	903,995	24.79	1,048,745	28.75
2014	—	—	—	—	—	256,302	8,507,588	33.19	9,245,737	36.07
2015	—	—	—	—	—	221,962	6,999,573	31.54	8,194,629	36.92
2016	—	—	—	—	—	128,388	3,108,379	24.21	3,682,460	28.68
2017	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2009	93,960	$4,195,043	$44.65	$4,017,244	$42.75	—	$—	$—	$—	$—
2010	128,147	4,740,428	36.99	4,741,118	37.00	—	—	—	—	—
2011	446,231	15,604,603	34.97	15,793,694	35.39	—	—	—	—	—
2012	53,614	1,876,065	34.99	1,910,175	35.63	—	—	—	—	—
2013	188,975	6,203,267	32.83	6,638,167	35.13	—	—	—	—	—
2014	653,277	22,011,329	33.69	23,124,935	35.40	—	—	—	—	—
2015	154,152	4,675,367	30.33	5,139,564	33.34	—	—	—	—	—
2016	36,919	1,039,429	28.15	1,150,186	31.15	—	—	—	—	—
2017	121,110	3,976,686	32.84	4,517,790	37.30	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—
Thereafter	26,770	767,396	28.67	874,476	32.67	—	—	—	—	—

(1)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(2)	Includes 100% of unconsolidated joint venture properties. Does not include any data on properties owned by the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

HOTEL PERFORMANCE

Cambridge Center Marriott

	First Quarter 2009	First Quarter 2008	Percent Change
Occupancy	69.2%	68.5%	1.0%

Average Daily Rate	$168.32	$180.59	-6.8%

Revenue per available room	$116.68	$123.94	-5.9%

OCCUPANCY ANALYSIS

Same Property Occupancy(1) - By Location

	CBD		Suburban		Total
Location	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08
Greater Boston	96.7%	97.9%	87.2%	87.2%	92.4%	93.0%
Greater Washington	99.9%	98.9%	97.2%	97.6%	98.3%	98.1%
Midtown Manhattan	98.0%	99.8%	n/a	n/a	98.0%	99.8%
Princeton/East Brunswick, NJ	n/a	n/a	82.4%	83.2%	82.4%	83.2%
Greater San Francisco	91.4%	94.2%	95.4%	96.6%	92.6%	94.9%

Total Portfolio	96.7%	98.0%	91.0%	91.4%	94.3%	95.2%

Same Property Occupancy(1) - By Type of Property

	CBD		Suburban		Total
	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08	31-Mar-09	31-Mar-08
Total Office Portfolio	96.6%	97.9%	92.6%	93.1%	95.0%	96.0%
Total Office/Technical Portfolio	100.0%	100.0%	77.9%	77.9%	81.9%	81.9%

Total Portfolio	96.7%	98.0%	91.0%	91.4%	94.3%	95.2%

(1)	For disclosures related to our definition of Same Property, see page 50.

Boston Properties, Inc.

First Quarter 2009

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)	Total
Number of Properties	105	20	1	126
Square feet	28,048,342	1,659,294	330,400	30,038,036
Percent of in-service properties	85.5%	100.0%	100.0%	86.3%
Occupancy @ 03/31/08	96.0%	81.9%	—	95.2%
Occupancy @ 03/31/09	95.0%	81.9%	—	94.3%
Percent change from 1st quarter 2009 over 1st quarter 2008 (2):
Rental revenue	3.1%	5.7%	-7.1%
Operating expenses and real estate taxes	2.9%	8.1%	-7.2%
Consolidated Net Operating Income (3) - excluding hotel				3.3	%(2)
Consolidated Net Operating Income (3) - Hotel				-5.9	%(2)
Net Operating Income - BXP’s share of unconsolidated joint ventures (3) (4)				-4.6	%(2)
Portfolio Net Operating Income (3)				3.1%

Rental revenue - cash basis	2.8%	11.7%	-7.1%
Consolidated Net Operating Income (3) - cash basis (4) excluding hotel	2.8%	13.4%		3.1	%(2)
Consolidated Net Operating Income (3) - cash basis (4) - Hotel				-5.9	%(2)
Net Operating Income - cash basis (4) - BXP’s share of unconsolidated joint ventures				0.1	%(2)
Portfolio Net Operating Income (3) - cash basis (4)				3.0%

Same Property Lease Analysis - quarter ended March 31, 2009

	Office	Office/Technical	Total
Vacant space available @ 1/1/2009 (sf)	1,297,777	300,275	1,598,052
Square footage of leases expiring or terminated 1/1/2009-3/31/2009	632,405	31,060	663,465

Total space for lease (sf)	1,930,182	331,335	2,261,517

New tenants (sf)	259,422	—	259,422
Renewals (sf)	269,554	31,060	300,614

Total space leased (sf)	528,976	31,060	560,036

Space available @ 3/31/2009 (sf)	1,401,206	300,275	1,701,481

Net (increase)/decrease in available space (sf)	(103,429)	—	(103,429)
2nd generation Average lease term (months)	91	12	87
2nd generation Average free rent (days)	54	—	51
2nd generation TI/Comm PSF	$38.59	$0.49	$36.37 (6)
Increase (decrease) in 2nd generation gross rents (5)	27.60%	2.36%	27.00%
Increase (decrease) in 2nd generation net rents (5)	44.67%	3.02%	43.31%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 43 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 42. For disclosures relating to our use of Portfolio NOI and Consolidated NOI, see page 50.
(4)	For disclosures related to the calculation of NOI from unconsolidated joint ventures, see page 17.
(5)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 534,872 square feet.
(6)	Includes 259,724 rentable square feet of leasing activity in New York with an average tenant improvement allowance of $18.77 per rentable square foot, leasing commission of $33.71 per rentable square foot and a 122 month average lease term.

Boston Properties, Inc.

First Quarter 2009

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	3/31/2009	3/31/2008
	(in thousands)
Net income (loss) available to common shareholders	$44,598	$84,482
Income (loss) attributable to noncontrolling interests:
Preferred distributions on noncontrolling interest—redeemable preferred units of the Operating Partnership	$990	$905
Noncontrolling interest in gains on sales of real estate—common units of the Operating Partnership	401	3,413
Noncontrolling interest—common units of the Operating Partnership	7,531	11,441
Noncontrolling interests in property partnerships	510	625
Gains on sales of real estate	(2,795)	(23,438)
(Income) loss from unconsolidated joint ventures	(5,097)	(1,042)
Income before income (loss) from unconsolidated joint ventures, gains on sales of real estate and income (loss) attributable to noncontrolling interests	46,138	76,386

Add:
Losses from investments in securities	587	873
Net derivative losses	—	3,788
Loss from suspension of development	27,766	—
Depreciation and amortization	77,370	74,671
Interest expense	78,930	72,496
General and administrative expense	17,420	19,588

Subtract:
Interest and other income	(320)	(12,652)
Development and management services income	(8,296)	(5,477)

Consolidated Net Operating Income	$239,595	$229,673

Net Operating Income from unconsolidated joint ventures (BXP's share) (1)	59,920	5,997

Combined Net Operating Income	$299,515	$235,670

Subtract:
Net Operating Income from Value-Added Fund (BXP's share)	(1,320)	(471)

Portfolio Net Operating Income	298,195	235,199

Same Property Net Operating Income	$232,827	$225,809

Net operating income from non Same Properties (2)	64,681	6,009
Termination income	687	3,381

Portfolio Net Operating Income	$298,195	$235,199

Same Property Net Operating Income	$232,827	$225,809
Less straight-line rent and fair value lease revenue	10,345	9,875

Same Property Net Operating Income—cash basis	$222,482	$215,934

(1)	For disclosures related to the calculation of Net Operating Income from unconsolidated joint ventures, see page 17.
(2)	Pages 20-22 indicate by footnote the properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

First Quarter 2009

Same Property Net Operating Income by Reportable Segment

(in thousands)

	Office				Office/Technical
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-09	31-Mar-08	Change	Change	31-Mar-09	31-Mar-08	Change	Change
Rental Revenue	$334,623	$327,698			$11,973	$11,327
Less Termination Income	119	3,380			—	—

Rental revenue - subtotal	334,504	324,318	10,186	3.1%	11,973	11,327	646	5.7%

Operating expenses and real estate taxes	115,783	112,537	3,246	2.9%	3,730	3,452	278	8.1%

Net Operating Income (1)	$218,721	$211,781	$6,940	3.3%	$8,243	$7,875	$368	4.7%

Rental revenue - subtotal	$334,504	$324,318			$11,973	$11,327

Less straight line rent and fair value lease revenue	10,464	9,135	1,329	14.5%	75	673	(598)	-88.9%

Rental revenue - cash basis	324,040	315,183	8,857	2.8%	11,898	10,654	1,244	11.7%

Less:
Operating expenses and real estate taxes	115,783	112,537	3,246	2.9%	3,730	3,452	278	8.1%

Net Operating Income (2) - cash basis	$208,257	$202,646	$5,611	2.8%	$8,168	$7,202	$966	13.4%

	Sub-Total				Hotel
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-09	31-Mar-08	Change	Change	31-Mar-09	31-Mar-08	Change	Change
Rental Revenue	$346,596	$339,025			$6,062	$6,524
Less Termination Income	119	3,380			—	—

Rental revenue - subtotal	346,477	335,645	10,832	3.2%	6,062	6,524	$(462)	-7.1%

Operating expenses and real estate taxes	119,513	115,989	3,524	3.0%	5,472	5,897	(425)	-7.2%

Net Operating Income (1)	$226,964	$219,656	$7,308	3.3%	$590	$627	$(37)	-5.9%

Rental revenue - subtotal	$346,477	$335,645			$6,062	$6,524

Less straight line rent and fair value lease revenue	10,539	9,808	731	7.5%	(1)	(1)	—	0.0%

Rental revenue - cash basis	335,938	325,837	10,101	3.1%	6,063	6,525	(462)	-7.1%

Less:
Operating expenses and real estate taxes	119,513	115,989	3,524	3.0%	5,472	5,897	(425)	-7.2%

Net Operating Income (2) - cash basis	$216,425	$209,848	$6,577	3.1%	$591	$628	$(37)	-5.9%

	Unconsolidated Joint Ventures (3)				Total
	For the three months ended		$	%	For the three months ended		$	%
	31-Mar-09	31-Mar-08	Change	Change	31-Mar-09	31-Mar-08	Change	Change
Rental Revenue	$8,990	$9,048			$361,648	$354,597
Less Termination Income	1	1			120	3,381

Rental revenue - subtotal	8,989	9,047	$(58)	-0.6%	361,528	351,216	10,312	2.9%

Operating expenses and real estate taxes	3,716	3,521	195	5.5%	128,701	125,407	3,294	2.6%

Net Operating Income (1)	$5,273	$5,526	$(253)	-4.6%	$232,827	$225,809	$7,018	3.1%

Rental revenue - subtotal	$8,989	$9,047			$361,528	$351,216

Less straight line rent and fair value lease revenue	(193)	68	(261)	-383.8%	10,345	9,875	470	4.8%

Rental revenue - cash basis	9,182	8,979	203	2.3%	351,183	341,341	9,842	2.9%

Less:
Operating expenses and real estate taxes	3,716	3,521	195	5.5%	128,701	125,407	3,294	2.6%

Net Operating Income (2) - cash basis	$5,466	$5,458	$8	0.1%	$222,482	$215,934	$6,548	3.0%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 42. For disclosures relating to our use of NOI see page 50.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 43. For disclosures relating to our use of NOI see page 50.
(3)	Does not include the Value-Added Fund.

Boston Properties, Inc.

First Quarter 2009

LEASING ACTIVITY

All In-Service Properties - quarter ended March 31, 2009

	Office	Office/ Technical	Total
Vacant space available @ 1/1/2009 (sf)	1,582,916	300,275	1,883,191
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	—	—	—
Leases expiring or terminated 1/1/2009-3/31/2009 (sf)	721,115	31,060	752,175

Total space for lease (sf)	2,304,031	331,335	2,635,366

New tenants (sf)	359,843	—	359,843
Renewals (sf)	269,554	31,060	300,614

Total space leased (sf)	629,397	31,060	660,457 (1)

Space available @ 3/31/2009 (sf)	1,674,634	300,275	1,974,909

Net (increase)/decrease in available space (sf)	(91,718)	—	(91,718)
2nd generation Average lease term (months)	98	12	94
2nd generation Average free rent (days)	69	—	65
2nd generation TI/Comm PSF	$42.62	$0.49	$40.49 (6)
Increase (decrease) in 2nd generation gross rents (2)	35.82%	2.36%	35.12%
Increase (decrease) in 2nd generation net rents (3)	59.22%	3.02%	57.60%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents (3)	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	154,795	9.31%	14.01%	154,795	99,565
Washington	21,367	55,289	7.53%	10.54%	76,656	33,334
New York	—	338,778	46.63%	79.83%	338,778	60,327
San Francisco	—	46,034	58.30%	87.17%	46,034	11,377
Princeton	—	44,194	-14.31%	-22.23%	44,194	46,764

	21,367	639,090	35.12%	57.60%	660,457	251,367

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 613,926.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 613,926.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed in the quarter for which the GAAP impact may be recognized in the current or future quarter, including properties currently under development.
(6)	Includes 338,778 rentable square feet of leasing activity in New York with an average tenant improvement allowance of $22.02 per rentable square foot, leasing commission of $34.16 per rentable square foot and a 129 month average lease term.

Boston Properties, Inc.

First Quarter 2009

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures

(in thousands)

	Q1 2009		2008		2007	2006
Recurring capital expenditures	$8,814		$29,781		$36,599	$25,718

Planned non-recurring capital expenditures associated with acquisition properties	382		3,203		1,490	3,869

Hotel improvements, equipment upgrades and replacements	662		2,317	(1)	1,127	7,969	(2)

	$9,858		$35,301		$39,216	$37,556

2nd Generation Tenant Improvements and Leasing Commissions

	Q1 2009		2008		2007	2006
Office
Square feet	608,030		2,472,619		3,201,812	2,972,996

Tenant improvement and lease commissions PSF	$42.62		$30.17		$23.88	$29.14

Office/Technical
Square feet	31,060		26,388		226,692	33,400

Tenant improvement and lease commissions PSF	$0.49		$—		$26.62	$—

Average tenant improvement and lease commissions PSF	$40.49	(3)	$29.85		$24.06	$28.82

(1)	Includes approximately $723 of costs related to suites renovation at Cambridge Center Marriott.
(2)	Includes approximately $5,600 of costs related to a room renovation project at Cambridge Center Marriott.
(3)	Includes 338,778 rentable square feet of leasing activity in New York with an average tenant improvement allowance of $22.02 per rentable square foot, leasing commission of $34.16 per rentable square foot and a 129 month average lease term.

Boston Properties, Inc.

First Quarter 2009

ACQUISITIONS/DISPOSITIONS

as of March 31, 2009

ACQUISITIONS

For the period from January 1, 2009 through March 31, 2009

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
17 Cambridge Center (Development Rights)	Jan-09	N/A	$11,400,000	$—	(1)	$11,400,000	N/A

Total Acquisitions		—	$11,400,000	$-		$11,400,000	—

DISPOSITIONS

For the period from January 1, 2009 through March 31, 2009

Property	Date Disposed	Square Feet	Gross Sales Price	Book Gain
20 F Street Land (2)	Apr-08	—	$—	$2,795,000

Total Dispositions		—	$—	$2,795,000

(1)	Anticipated future investment on development projects are not included.
(2)	On April 14, 2008, the Company sold a parcel of land located in Washington, D.C. for approximately $33.7 million. The Company had previously entered into a development agreement with the buyer to develop a Class A office property on the parcel totaling approximately 165,000 net rentable square feet. The estimated gain on sale totaling approximately $23.4 million has been deferred and will be recognized over the construction period.

Boston Properties, Inc.

First Quarter 2009

VALUE CREATION PIPELINE - CONSTRUCTION IN PROGRESS (1)

as of March 31, 2009

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2) (3)	Estimated Total Investment (2) (3)	Total Construction Loan (2)	Amount Drawn at 03/31/09 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (4)
One Preserve Parkway	Q2 2008	Q4 2009	Rockville, MD	1	183,000	$47,787,397	$60,536,931	$—	$—	$12,749,534	20%
Wisconsin Place (66.67% ownership) (5)	Q2 2009	Q4 2009	Chevy Chase, MD	1	290,000	76,442,149	93,500,000	79,970,501	55,459,521	—	91%
Democracy Tower (formerly South of Market - Phase II)	Q3 2009	Q3 2009	Reston, VA	1	225,000	65,364,858	87,200,000	65,000,000	37,477,943	—	100%
701 Carnegie Center	Q4 2009	Q4 2009	Princeton, NJ	1	120,000	21,450,268	34,000,000	—	—	12,549,732	100%
Weston Corporate Center	Q3 2010	Q3 2010	Weston, MA	1	356,367	42,186,897	150,000,000	—	—	107,813,103	100%
280 Congress Street (Russia Wharf) (6)(7)	Q1 2011	Q1 2012	Boston, MA	2	815,000	243,916,684	550,000,000	215,000,000	—	91,083,316	78	% (8)
2200 Pennsylvania Avenue (9)	Q2 2011	Q2 2012	Washington, DC	2	780,000	43,260,400	380,000,000	—	—	336,739,600	42%

Total Properties under Construction				9	2,769,367	$540,408,653	$1,355,236,931	$359,970,501	$92,937,464	$560,935,285	75	% (8)

250 West 55th (10)	—	—	New York, NY	1	1,000,000	436,988,868	480,000,000	—	—	43,011,132	22%

Total Properties Delayed				1	1,000,000	$436,988,868	$480,000,000	$—	$—	$43,011,132	22%

PROJECTS PLACED-IN-SERVICE DURING 2009

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (3)	Estimated Total Investment (3)	Debt	Drawn at 3/31/2009 (2)	Estimated Future Equity Requirement	Percentage Leased
Total Projects Placed in Service				—	—	$—	$—	$—	$—	$—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF (11)	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (12)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$22.07	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,262	33.7%	16.87	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	13.72	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	68,907	0.0%	—	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	75.8%	15.88	N	S	683,000
635 Massachusetts Avenue	Washington, DC	1	211,000	100.0%	28.31	N	CBD	450,000

Total Properties held for Re-Development		12	688,669	67.1%	$22.02			2,198,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Includes net revenue during lease up period.
(4)	Represents percentage leased as of April 29, 2009.
(5)	Includes approximately $50.3 million of land and infrastructure costs invested to date.
(6)	Includes 235,000 square feet of residential space and 28,000 square feet of retail space.
(7)	On April 21, 2009, the Company obtained construction financing totaling $215.0 million.
(8)	Percentage Leased excludes 235,000 square feet of residential space and includes 28,000 square feet of retail space.
(9)	Includes 330,000 square feet of residential space and 71,000 square feet of retail space.
(10)	Effective February 6, 2009 project has been delayed. Estimated future equity requirements include approximately $20 million of capitalized interest during construction.
(11)	For disclosures relating to our definition of Annualized Revenue, see page 50.
(12)	Included in developable square feet of Value Creation Pipeline - Owned Land Parcels on page 48.

Boston Properties, Inc.

First Quarter 2009

VALUE CREATION PIPELINE - OWNED LAND PARCELS

as of March 31, 2009

Location	Acreage	Approximate Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,150,000
Reston, VA	33.8	910,000
Dulles, VA	76.6	850,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Boston, MA (3)	1.2	700,000
Washington, DC (1)	1.0	450,000
Marlborough, MA	50.0	400,000
Annapolis, MD (50% ownership)	20.0	300,000
Andover, MA	10.0	110,000
New York, NY (50% ownership) (4)	0.2	TBD

	365.1	9,879,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

as of March 31, 2009

Location	Acreage	Approximate Developable Square Feet
Princeton, NJ (5)	143.1	1,780,000
Cambridge, MA (6)	1.1	370,000

	144.2	2,150,000

(1)	Properties on-site are held for future re-development and are referenced on page 47.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	Includes approximately 250,000 square feet of Residential development.
(4)	Previously reported as land purchase options, includes four sites, comprised of five lots with air rights. The developable square feet remains to be determined.
(5)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(6)	In accordance with an agreement executed on November 26, 2008, 170,000 square feet of office development was transferred to the Company on January 16, 2009. The Company has the option to purchase an additional 200,000 square feet of residential rights.

Boston Properties, Inc.

First Quarter 2008

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents filed with or furnished to the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

FFO should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. FFO does not represent cash generated from operating activities determined in accordance with GAAP, and is not a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO non-real estate depreciation, net derivative losses and impairments, (2) eliminating the effect of straight-line rent, (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions; and (4) subtracting all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Consolidated Debt to Total Consolidated Market Capitalization Ratio

Consolidated debt to total consolidated market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total consolidated market capitalization is the sum of (A) our total consolidated indebtedness outstanding plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our consolidated debt to total consolidated market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the consolidated debt to total consolidated market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Combined Debt to Total Combined Market Capitalization Ratio

Combined debt to total combined market capitalization ratio, defined as total combined debt (which equals our total consolidated debt plus our share of unconsolidated joint venture debt) as a percentage of the market value of our outstanding equity securities plus our total combined debt, is an alternative measure of leverage used by some analysts in the REIT sector. Total combined market capitalization is the sum of (A) our total combined debt plus (B) the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding Series Two Preferred Units of partnership interest in Boston Properties Limited Partnership and (4) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units.

We present this ratio because, following our acquisitions of the General Motors Building, Two Grand Central Tower, 125 West 55th Street and 540 Madison Avenue through unconsolidated joint ventures in June and August 2008, our share of unconsolidated joint venture debt increased significantly compared to prior periods when the amount of assets held through unconsolidated joint ventures was significantly smaller. In light of the difference between our consolidated debt and our total combined debt, we believe that presenting our combined debt to total combined market capitalization as well may provide investors with a more complete picture of our leverage. Investors should understand that our combined debt to total combined market capitalization ratio is in part a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. The combined debt to total combined market capitalization ratio should be evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Boston Properties, Inc.

First Quarter 2009

Definitions

Consolidated Net Operating Income (NOI)

Consolidated NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, loss from suspension of development, net derivative losses and losses from early extinguishment of debt, less interest income, development and management services income, income attributable to noncontrolling interests, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations and income from unconsolidated joint ventures. In some cases we also present Consolidated NOI on a cash basis, which is Consolidated NOI after eliminating the effects of straight-lining of rent. We use Consolidated NOI internally as a performance measure and believe Consolidated NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe Consolidated NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses Consolidated NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe Consolidated NOI is useful to investors as a performance measure because, when compared across periods, Consolidated NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Consolidated NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. Consolidated NOI presented by us may not be comparable to Consolidated NOI reported by other REITs that define Consolidated NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Consolidated NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Consolidated NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Combined Net Operating Income (NOI)

Combined NOI is a non-GAAP financial measure equal to Consolidated NOI plus our share of income from unconsolidated joint ventures. In some cases we also present Combined NOI on a cash basis, which is Combined NOI after eliminating the effects of straight-lining of rent. In addition to Consolidated NOI, we use Combined NOI internally as a performance measure and believe Combined NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant. Therefore, we believe Combined NOI is a useful measure for evaluating the operating performance of all of our real estate assets, including those held by our unconsolidated joint ventures. Our management also uses Combined NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI, we believe Combined NOI is useful to investors as a performance measure because, when compared across periods, Combined NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Combined NOI presented by us may not be comparable to Combined NOI reported by other REITs that define Combined NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Combined NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Combined NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

Portfolio Net Operating Income (NOI)

Portfolio NOI is a non-GAAP financial measure equal to Combined NOI less our share of income from the Value-Added Fund in recognition of the fact that we do not include non-core office properties held by the fund in the Company’s portfolio information tables or other portfolio level statistics because they have deficiencies in property characteristics which provide opportunity to create value. In some cases we also present Portfolio NOI on a cash basis, which is Portfolio NOI after eliminating the effects of straight-lining of rent. In addition to Consolidated NOI and Combined NOI, we use Portfolio NOI internally as a performance measure and believe Portfolio NOI provides useful information to investors regarding our financial condition and results of operations because it includes the impact of our unconsolidated joint ventures, which have become significant, but excludes the impact of the Value-Added Fund. Therefore, we believe Portfolio NOI is a useful measure for evaluating the operating performance of our active portfolio, including both consolidated assets and those held by our unconsolidated joint ventures. Our management also uses Portfolio NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, like Consolidated NOI and Combined NOI, we believe Portfolio NOI is useful to investors as a performance measure because, when compared across periods, Portfolio NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. Portfolio NOI presented by us may not be comparable to Portfolio NOI reported by other REITs that define Portfolio NOI differently. We believe that in order to facilitate a clear understanding of our operating results, Portfolio NOI should be examined in conjunction with net income as presented in our consolidated financial statements. Portfolio NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

In-service properties include properties held by our unconsolidated joint ventures (other than the Value-Added Fund). We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 20-22 indicate by footnote the “In-Service Properties” which are not included in “Same Properties.” “Same Properties NOI” includes our share of net operating income from unconsolidated joint ventures (other than the Value-Added Fund).

Annualized Revenue

Contractual rental obligations at the end of the reporting period, including contractual reimbursements, on an annualized cash basis.

Future Annualized Revenue

Contractual rental obligations at lease expiration, including current contractual reimbursements, on an annualized cash basis.